SEPTEMBER 9, 2005                                    JPMCC 2005-LDP4

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           --------------------------

                                 $2,095,407,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-LDP4

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.

                        LASALLE BANK NATIONAL ASSOCIATION

                          EUROHYPO AG, NEW YORK BRANCH

                         PNC BANK, NATIONAL ASSOCIATION

                          KEYBANK NATIONAL ASSOCIATION

                      ARTESIA MORTGAGE CAPITAL CORPORATION
                              Mortgage Loan Sellers

JPMORGAN                                                 ABN AMRO INCORPORATED
DEUTSCHE BANK SECURITIES   KEYBANC CAPITAL MARKETS   PNC CAPITAL MARKETS, INC.

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A., LaSalle Bank National Association, Eurohypo AG, New York Branch,
PNC Bank, National Association, KeyBank National Assocation, and Artesia
Mortgage Capital Corporation (the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein supersedes any previous such information delivered to you. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational
Materials' appropriateness in any particular context; or as to whether the
Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational
Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the
Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., ABN AMRO Incorporated, Deutsche
Bank Securities Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and PNC Capital Markets, Inc. (the "Underwriters") or any of
their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES OR ANY OF THE MORTGAGE LOAN
SELLERS. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION
WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                  KEY FEATURES



  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           ABN AMRO Incorporated

  CO-MANAGERS:             Deutsche Bank Securities Inc.
                           KeyBanc Capital Markets, a Division of McDonald Investments Inc.
                           PNC Capital Markets, Inc.

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (36.3%); LaSalle Bank National Association (23.4%);
                           Eurohypo AG, New York Branch (14.6%); PNC Bank, National Association (13.5%);
                           KeyBank National Association (8.0%); Artesia Mortgage Capital Corporation (4.3%)

  MASTER SERVICERS:        GMAC Commercial Mortgage Corporation with respect to 63.9% of the cut-off date principal balance of the mortgage loans
                           Midland Loan Services, Inc. with respect to 36.1% of the cut-off date principal balance of the mortgage loans

  SPECIAL SERVICER:        J. E. Robert Company, Inc.

  TRUSTEE:                 Wells Fargo Bank, N.A.

  PAYING AGENT:            LaSalle Bank National Association

  RATING AGENCIES:         Moody's Investors Service, Inc./ Fitch, Inc./ Dominion Bond Rating Service, Inc.

  PRICING DATE:            On or about September 21, 2005

  CLOSING DATE:            On or about September 29, 2005

  CUT-OFF DATE:            With respect to each mortgage loan, the related due date of that mortgage loan in
                           September 2005, or with respect to those loans have their first payment date in either
                           October or November 2005, the later of September 1, 2005 or the origination date.

  DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a business day, on the next succeeding business day, beginning in October 2005

  PAYMENT DELAY:           15 days and with respect to the Class A-MFL Certificates, none

  TAX STATUS:              REMIC

  ERISA CONSIDERATION:     It is expected that the Offered Certificates will be ERISA eligible

  OPTIONAL TERMINATION:    1.0% (Clean-up Call)

  MINIMUM DENOMINATIONS:   $10,000 ($1,000,000 in the case of Class X-2)

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking


                           COLLATERAL CHARACTERISTICS



COLLATERAL CHARACTERISTICS                                        MORTGAGE LOANS       LOAN GROUP 1       LOAN GROUP 2
-------------------------------------------------------------- ------------------- ------------------- -----------------

      INITIAL POOL BALANCE (IPB):                                 $2,704,754,880     $2,308,406,670      $396,348,210
      NUMBER OF MORTGAGE LOANS:                                            186                  149                37
      NUMBER OF MORTGAGED PROPERTIES:                                      244                  204                40
      AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:               $14,541,693         $15,492,662       $10,712,114
      AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                    $11,085,061         $11,315,719        $9,908,705
      WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                      5.1871%             5.1670%           5.3042%
      WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                            1.49x               1.51x             1.35x
      WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                  73.1%               72.3%             77.4%
      WEIGHTED AVERAGE MATURITY DATE LTV(1):                              66.0%               65.1%             71.2%
      WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):             105                 104               109
      WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):             347                 346               354
      WEIGHTED AVERAGE SEASONING (MONTHS):                                   1                   1                 2
      10 LARGEST MORTGAGE LOANS AS % OF IPB:                              38.5%               44.3%             56.8%
      % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                           11.2%                7.5%             32.6%
      % OF MORTGAGE LOANS WITH SINGLE TENANTS(4):                         14.1%               16.6%              0.0%


--------
(1)  Excludes the fully amortizing mortgage loans.

(2)  Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

(3)  Excludes mortgage loans that are interest only for the entire term.

(4)  Based on the allocated loan amounts.

                                    2 of 78

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                        APPROXIMATE SECURITIES STRUCTURE

PUBLICLY OFFERED CLASSES
------------------------



                EXPECTED RATINGS       APPROXIMATE FACE    CREDIT SUPPORT    EXPECTED WEIGHTED     EXPECTED PAYMENT
   CLASS   (MOODY'S / FITCH / DBRS)        AMOUNT(1)     (% OF BALANCE)(2)  AVG. LIFE (YEARS)(3)        WINDOW(3)
   -----   ------------------------    ----------------  -----------------  --------------------    ----------------

 A-1             Aaa/AAA/AAA               $85,160,000         30.000%             2.58              10/05 - 05/10
 A-2             Aaa/AAA/AAA              $427,323,000         30.000%             4.80              06/10 - 08/10
 A-3             Aaa/AAA/AAA              $254,929,000         30.000%             6.28              06/11 - 05/13
 A-4             Aaa/AAA/AAA              $597,343,000         30.000%             9.84              11/14 - 08/15
 A-SB            Aaa/AAA/AAA              $132,225,000         30.000%             6.98              05/10 - 11/14
 A-M             Aaa/AAA/AAA              $170,475,000         20.000%             9.89              08/15 - 09/15
 A-MFL           Aaa/AAA/AAA              $100,000,000         20.000%             9.89              08/15 - 09/15
 A-J             Aaa/AAA/AAA              $206,238,000         12.375%             9.96              09/15 - 09/15
 X-2             Aaa/AAA/AAA            $2,622,650,000           N/A                N/A                   N/A
 B                Aa2/AA/AA                $50,714,000         10.500%             9.96              09/15 - 09/15
 C             Aa3/AA-/AA (low)            $23,667,000          9.625%             9.96              09/15 - 09/15
 D                 A2/A/A                  $47,333,000          7.875%             9.96              09/15 - 09/15


PRIVATELY OFFERED CLASSES
-------------------------



                EXPECTED RATINGS         APPROXIMATE       CREDIT SUPPORT    EXPECTED WEIGHTED    EXPECTED PAYMENT
   CLASS   (MOODY'S / FITCH / DBRS)     FACE AMOUNT(1)   (% OF BALANCE)(2)  AVG. LIFE (YEARS)(3)      WINDOW(3)
   -----   ------------------------     --------------   -----------------  --------------------  ----------------

 X-1             Aaa/AAA/AAA          $2,704,754,880         N/A                  N/A                  N/A
 A-1A            Aaa/AAA/AAA            $396,348,000       30.000%                N/A                  N/A
 E              A3/A-/A (low)            $23,667,000        7.000%                N/A                  N/A
 F          Baa1/BBB+/BBB (high)         $40,571,000        5.500%                N/A                  N/A
 G              Baa2/BBB/BBB             $27,047,000        4.500%                N/A                  N/A
 H           Baa3/BBB-/BBB (low)         $30,429,000        3.375%                N/A                  N/A
 J            Ba1/BB+/BB (high)          $10,143,000        3.000%                N/A                  N/A
 K                Ba2/BB/BB              $13,524,000        2.500%                N/A                  N/A
 L             Ba3/BB-/BB (low)          $13,523,000        2.000%                N/A                  N/A
 M             B1/B+/B (high)             $3,381,000        1.875%                N/A                  N/A
 N                 B2/B/B                 $6,762,000        1.625%                N/A                  N/A
 P              B3/B-/B (low)            $10,143,000        1.250%                N/A                  N/A
 NR               NR/NR/NR               $33,809,880         N/A                  N/A                  N/A


(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate. Additionally, the credit support percentages set forth for
     Class A-M and Class A-MFL certificates are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments (other than on each anticipated repayment date, if any) or losses on the mortgage loans, (b)
     each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 78

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              STRUCTURAL OVERVIEW

o    For the purposes of making distributions to the Class A-1, A-2, A-3, A-4,
     A-SB and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-4 and
     A-SB Certificates will be based on amounts available relating to Loan Group
     1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3,
     A-4, A-SB and A-1A Certificates (pro rata to the Class A-1, A-2, A-3, A-4 and A-SB Certificates, from Loan Group 1, and to the Class A-1A
     Certificates from Loan Group 2, the foregoing classes, collectively, the
     "Class A Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-M
     Certificates and the Class A-MFL Regular Interest (and the fixed interest payment on the Class A-MFL Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-MFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes, pro rata, interest will be paid sequentially to the Class A-J, B, C, D, E, F, G, H, J, K, L,
     M, N, P and NR Certificates.

o    The pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4,
     Class A-SB, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D,
     Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M,
     Class N, Class P and Class NR Certificates and Class A-MFL Regular Interest
     will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above or (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the
     Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o    The pass-through rate on the Class A-MFL Certificates will be based on
     LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-MFL interest accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-MFL
     Certificates may convert to a fixed rate. See "Description of the Swap
     Contract--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-MFL
     Certificates. See "Certain ERISA Considerations" in the prospectus supplement.

o    All Classes, except for the Class A-MFL Certificates, will accrue interest on a 30/360 basis. The Class A-MFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
     A-MFL Certificates converts to a fixed rate, interest will accrue on a
     30/360 basis.

o    Generally, the Class A-1, A-2, A-3, A-4 and A-SB Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 and Class A-SB Certificates has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M Certificates through Class NR
     Certificates and the Class A-MFL Regular Interest have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the
     Class A-1, A-2, A-3, A-4, A-SB and A-1A Certificates on a pro rata basis.
     Principal will generally be distributed on each Distribution Date to the
     Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3, A-4, A-SB and A-1A Certificates have been reduced to zero, principal payments will be paid to the Class A-M and Class
     A-MFL Regular Interest, pro rata, until the certificate balances for such classes have been reduced to zero and then sequentially to the Class A-J,
     B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class
     X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

                                    4 of 78

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-J Certificates, then pro rata to the Class A-M and Class
     A-MFL Certificates, and then, pro rata, to the Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-SB and Class A-1A Certificates (without regard to loan group or the Class A-SB planned principal balance).

o    Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
     (other than the Class A-MFL Certificates and the Class X-2 Certificates)
     and the A-MFL Regular Interest and the Class A-1A, E, F, G and H
     Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-MFL Certificates and the Class X-2
     Certificates) and the A-MFL Regular Interest and the Class A-1A, E, F, G,
     and H Certificates will receive (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4, A-SB and A-1A
     Certificates) on each Distribution Date an amount of Yield Maintenance
     Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates). Any Yield
     Maintenance Charges payable to the A-MFL Regular Interest will be paid to the Swap Counterparty.



  YM         Group Principal Paid to Class        (Pass-Through Rate on Class -- Discount Rate)
        x   -------------------------------   x   ----------------------------------------------
Charge        Group Total Principal Paid             (Mortgage Rate on Loan -- Discount Rate)



o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.

                                    5 of 78

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS



                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF                              NUMBER         PRINCIPAL         % OF          WA         WA UW
PRINCIPAL BALANCES                   OF LOANS         BALANCE           IPB          LTV         DSCR
---------------------------------   ----------   -----------------   ---------   ----------   ----------

 $1,080,000 - $2,999,999                 40       $   83,244,935         3.1%       66.5%        1.47x
 $3,000,000 - $3,999,999                 23           77,645,113         2.9        71.8%        1.37x
 $4,000,000 - $4,999,999                 15           67,256,934         2.5        70.7%        1.45x
 $5,000,000 - $6,999,999                 20          118,473,476         4.4        74.4%        1.38x
 $7,000,000 - $9,999,999                 22          181,341,295         6.7        74.8%        1.35x
 $10,000,000 - $14,999,999               26          319,381,195        11.8        75.2%        1.44x
 $15,000,000 - $24,999,999               17          336,004,758        12.4        72.4%        1.49x
 $25,000,000 - $49,999,999               12          429,937,985        15.9        73.7%        1.53x
 $50,000,000 - $149,999,999              10          741,739,189        27.4        71.7%        1.46x
 $150,000,000 - $349,730,000              1          349,730,000        12.9        75.1%        1.67x
---------------------------------        --       --------------       ------       -----        -----
 TOTAL/WEIGHTED AVERAGE:                186       $2,704,754,880       100.0%       73.1%        1.49x
---------------------------------       ---       --------------       ------       -----        -----
 AVERAGE BALANCE PER LOAN:                        $   14,541,693
 AVERAGE BALANCE PER PROPERTY:                    $   11,085,061




                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE               NUMBER          PRINCIPAL          % OF          WA         WA UW
INTEREST RATES                 OF LOANS          BALANCE            IPB          LTV         DSCR
--------------------------   ------------   -----------------   ----------   ----------   ----------

 4.7000% - 4.9999%                   13      $  324,239,385         12.0%        67.0%       1.65x
 5.0000% - 5.2499%                   77       1,461,297,817         54.0         73.1%       1.50x
 5.2500% - 5.4999%                   70         670,022,239         24.8         76.5%       1.36x
 5.5000% - 5.9999%                   25         242,199,350          9.0         71.5%       1.53x
 6.3251% - 7.3600%                    1           6,996,089          0.3         75.8%       1.25x
--------------------------       ------      --------------        ------        -----       -----
 TOTAL/WEIGHTED AVERAGE:            186      $2,704,754,880        100.0%        73.1%       1.49x
--------------------------       ------      --------------        ------        -----       -----
 WA INTEREST RATE:               5.1871%




                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

 RANGE OF ORIGINAL              NUMBER         PRINCIPAL          % OF          WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 60                                8       $  443,678,868         16.4%        74.0%        1.68x
 61 - 84                          17          376,524,971         13.9         73.5%        1.49x
 85 - 120                        152        1,808,259,775         66.9         73.0%        1.44x
 121 - 180                         6           53,525,677          2.0         69.3%        1.36x
 181 - 240                         3           22,765,590          0.8         64.7%        1.53x
--------------------------       ---       --------------        ------        -----        -----
 TOTAL/WEIGHTED AVERAGE:         186       $2,704,754,880        100.0%        73.1%        1.49x
--------------------------       ---       --------------        ------        -----        -----
 WA ORIGINAL LOAN TERM:          106




                            GEOGRAPHIC DISTRIBUTION

                                NUMBER          PRINCIPAL        % OF        WA       WA UW
 GEOGRAPHIC LOCATION        OF PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------- --------------- ----------------- ---------- ---------- ----------

 CALIFORNIA                       26        $  333,055,851       12.3%      72.1%      1.38x
   Southern                       20           271,222,714       10.0       70.8%      1.41x
   Northern                        6            61,833,137        2.3       77.9%      1.24x
 TEXAS                            37           325,613,602       12.0       74.4%      1.48x
 PENNSYLVANIA                     14           247,884,738        9.2       77.0%      1.49x
 VIRGINIA                         12           202,095,515        7.5       74.6%      1.60x
 NEW JERSEY                        8           149,757,255        5.5       72.1%      1.43x
 MASSACHUSETTES                    4           149,129,971        5.5       68.8%      1.44x
 OTHER                           143         1,297,217,948       48.0       72.6%      1.51x
--------------------------       ---        --------------      ------      -----      -----
 TOTAL/WEIGHTED AVERAGE:         244        $2,704,754,880      100.0%      73.1%      1.49x




               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

 RANGE OF                       NUMBER         PRINCIPAL         % OF          WA         WA UW
UW DSCR                       OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------   ----------   -----------------   ---------   ----------   ----------

 1.18X - 1.19X                     2       $   43,575,000         1.6%       79.4%        1.19x
 1.20X - 1.29X                    53          659,232,301        24.4        75.9%        1.24x
 1.30X - 1.39X                    50          501,500,168        18.5        75.5%        1.34x
 1.40X - 1.49X                    31          462,961,371        17.1        71.0%        1.43x
 1.50X - 1.69X                    28          677,609,248        25.1        75.1%        1.62x
 1.70X - 1.99X                    17          312,508,438        11.6        65.1%        1.80x
 2.00X - 2.99X                     4           11,368,354         0.4        49.4%        2.10x
 3.00X - 3.60X                     1           36,000,000         1.3        46.5%        3.60x
--------------------------      ----       --------------       -----        -----        -----
 TOTAL/WEIGHTED AVERAGE:         186       $2,704,754,880       100.0%       73.1%        1.49x
--------------------------      ----       --------------       -----        -----        -----
 WA UW DSCR:                    1.49X




                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

 RANGE OF REMAINING             NUMBER         PRINCIPAL          % OF         WA         WA UW
TERMS TO MATURITY             OF LOANS         BALANCE            IPB         LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 57 - 60                           8       $  443,678,868         16.4%      74.0%         1.68x
 61 - 84                          17          376,524,971         13.9       73.5%         1.49x
 85 - 120                        152        1,808,259,775         66.9       73.0%         1.44x
 121 - 180                         6           53,525,677          2.0       69.3%         1.36x
 181 - 240                         3           22,765,590          0.8       64.7%         1.53x
--------------------------       ---       --------------        -----       ----          ----
 TOTAL/WEIGHTED AVERAGE:         186       $2,704,754,880        100.0%      73.1%         1.49x
--------------------------       ---       --------------        -----       ----          ----
 WA REMAINING TERM:              105




                           PROPERTY TYPE DISTRIBUTION

                                                   NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE   PROPERTIES       BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------------------

  RETAIL                     Anchored                  52        $712,659,246       26.3%      73.2%      1.56x
                             Unanchored                32         171,712,330        6.3       73.9%      1.45x
                             Shadow Anchored           15          73,918,292        2.7       75.2%      1.37x
                            ------------------------------------------------------------------------------------
                             Subtotal                  99        $958,289,868       35.4%      73.5%      1.52x
----------------------------------------------------------------------------------------------------------------
  OFFICE                     Suburban                  40        $548,555,932       20.3%      73.9%      1.39x
                             CBD                        7         251,343,574        9.3       72.6%      1.43x
                            ------------------------------------------------------------------------------------
                             Subtotal                  47        $799,899,506       29.6%      73.5%      1.40x
----------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                    46        $501,337,943       18.5%      77.2%      1.35x
                            ------------------------------------------------------------------------------------
                             Subtotal                  46        $501,337,943       18.5%      77.2%      1.35x
----------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Warehouse/Distribution    26        $254,430,529        9.4%      68.6%      1.55x
                             Flex                      11          46,159,701        1.7       68.6%      1.46x
                            ------------------------------------------------------------------------------------
                             Subtotal                  37        $300,590,230       11.1%      68.6%      1.54x
----------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service               2         $89,100,000        3.3%      60.1%      2.48x
                            ------------------------------------------------------------------------------------
                             Subtotal                   2         $89,100,000        3.3%      60.1%      2.48x
----------------------------------------------------------------------------------------------------------------
  SELF STORAGE               Self Storage              11         $51,965,974        1.9%      68.8%      1.46x
                            ------------------------------------------------------------------------------------
                             Subtotal                  11         $51,965,974        1.9%      68.8%      1.46x
----------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING       Manufactured Housing       2          $3,571,360        0.1%      66.7%      1.47x
                            ------------------------------------------------------------------------------------
                             Subtotal                   2          $3,571,360        0.1%      66.7%      1.47x
----------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                             244      $2,704,754,880      100.0%      73.1%      1.49x


                                    6 of 78

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS



                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

 RANGE OF ORIGINAL              NUMBER         PRINCIPAL          % OF          WA          WA UW
AMORTIZATION TERM             OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 120 - 240                       11         $  133,279,226          6.9%       64.4%         1.74x
 241 - 300                       11             93,402,449          4.9        66.6%         1.44x
 331 - 360                      140          1,694,028,447         88.2        74.1%         1.36x
--------------------------      ---         --------------        -----        ----          ----
 TOTAL/WEIGHTED AVERAGE:        162         $1,920,710,122        100.0%       73.1%         1.39x
--------------------------      ---         --------------        -----        ----          ----
 WA ORIGINAL AMORT TERM:        347




                        LTV RATIOS AS OF THE CUT-OFF DATE

 RANGE OF                          NUMBER         PRINCIPAL         % OF          WA          WA UW
CUT-OFF LTV                      OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ----------------   ----------   ----------   ----------

 28.0% - 50.0%                         7      $   46,643,664         1.7%    44.7%            3.21x
 50.1% - 60.0%                        14         103,065,952         3.8     57.6%            1.72x
 60.1% - 65.0%                        16         189,601,633         7.0     63.3%            1.60x
 65.1% - 70.0%                        23         484,781,829        17.9     68.3%            1.51x
 70.1% - 75.0%                        35         394,018,945        14.6     73.6%            1.36x
 75.1% - 80.0%                        88       1,460,080,555        54.0     77.6%            1.43x
 80.1% - 82.9%                         3          26,562,302         1.0     81.7%            1.43x
-----------------------------       -----     --------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:             186      $2,704,754,880       100.0%    73.1%            1.49x
-----------------------------       -----     --------------       -----     ----             ----
 WA CUT-OFF DATE LTV RATIO:         73.1%




                               AMORTIZATION TYPES

                                 NUMBER          PRINCIPAL           % OF          WA          WA UW
 AMORTIZED TYPES               OF LOANS          BALANCE             IPB          LTV         DSCR
---------------------------   ----------   -------------------   ----------   ----------   ----------

 BALLOON LOANS
   PARTIAL INTEREST-ONLY(4)         68        $1,074,686,900         39.7%        74.8%        1.33x
   BALLOON(2,5)                     87           820,489,044         30.3         71.5%        1.46x
   INTEREST-ONLY(6)                 24           784,044,758         29.0         73.1%        1.72x
 SUBTOTAL                          179        $2,679,220,702         99.1%        73.3%        1.49x
---------------------------     ------        --------------        ------       ------       ------
 FULLY AMORTIZING                    7        $   25,534,178          0.9%        52.1%        1.65x
---------------------------     ------        --------------        ------       ------       ------
 TOTAL/WEIGHTED AVERAGE:           186        $2,704,754,880        100.0%        73.1%        1.49x




                          PARTIAL INTEREST-ONLY PERIODS

 PARTIAL                        NUMBER         PRINCIPAL          % OF          WA          WA UW
INTEREST-ONLY PERIODS         OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 12                              12        $  144,362,900         13.4%        72.4%        1.38x
 13 - 24                         22           234,556,000         21.8         74.3%        1.37x
 25 - 36                         14           155,253,000         14.4         76.6%        1.29x
 37 - 48                          2            30,200,000          2.8         74.3%        1.45x
 49 - 60                         18           510,315,000         47.5         75.1%        1.30x
--------------------------       --        --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         68        $1,074,686,900        100.0%        74.8%        1.33x




                    REMAINING AMORTIZATION TERM IN MONTHS(1)

 RANGE OF REMAINING              NUMBER         PRINCIPAL                         WA         WA UW
AMORTIZATION TERM              OF LOANS         BALANCE          % OF IPB        LTV         DSCR
---------------------------   ----------   -----------------   -----------   ----------   ----------

 120 - 240                        11           $  133,279,226          6.9%     64.4%          1.74x
 241 - 300                        11               93,402,449          4.9      66.6%          1.44x
 331 - 360                       140            1,694,028,447         88.2      74.1%          1.36x
---------------------------      ---           --------------        -----      ----           ----
 TOTAL/WEIGHTED AVERAGE:         162           $1,920,710,122        100.0%     73.1%          1.39x
---------------------------      ---           --------------        -----      ----           ----
 WA REMAINING AMORT TERM:        347




                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

 RANGE OF                                  NUMBER         PRINCIPAL         % OF          WA         WA UW
MATURITY LTV                             OF LOANS         BALANCE           IPB          LTV         DSCR
-------------------------------------   ----------   -----------------   ---------   ----------   ----------

 34.4% - 50.0%                                18      $  259,020,182         9.7%       61.5%         1.93x
 50.1% - 60.0%                                38         276,425,919        10.3        66.0%         1.53x
 60.1% - 70.0%                                83       1,112,716,602        41.5        74.0%         1.39x
 70.1% - 80.0%                                40       1,031,058,000        38.5        77.4%         1.47x
-------------------------------------       ----      --------------       -----        ----          ----
 TOTAL/WEIGHTED AVERAGE:                     179      $2,679,220,702       100.0%       73.3%         1.49x
-------------------------------------       ----      --------------       -----        ----          ----
 WA LTV RATIO AT MATURITY/ARD DATE:         66.0%




                             YEAR BUILT/RENOVATED(7)

 RANGE OF                       NUMBER OF         PRINCIPAL         % OF          WA          WA UW
YEAR BUILT/RENOVATED           PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ----------------   ----------   ----------   ----------

 1956 - 1959                        1         $    2,300,000         0.1%        63.0%        1.49x
 1960 - 1969                        7             25,429,113         0.9         64.0%        1.65x
 1970 - 1979                       15            147,893,349         5.5         76.3%        1.33x
 1980 - 1989                       48            643,690,327        23.8         74.9%        1.45x
 1990 - 1999                       48            698,558,213        25.8         71.9%        1.57x
 2000 - 2005                      125          1,186,883,879        43.9         72.6%        1.47x
--------------------------        ---         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          244         $2,704,754,880       100.0%        73.1%        1.49x




                              PREPAYMENT PROTECTION

                                     NUMBER         PRINCIPAL          % OF          WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                           162       $2,137,493,358         79.0%        73.0%        1.45x
 DEFEASANCE/YIELD MAINTENANCE           2          360,050,000         13.3         75.2%        1.67x
 YIELD MAINTENANCE                     22          207,211,522          7.7         70.5%        1.55x
-------------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:              186       $2,704,754,880        100.0%        73.1%        1.49x


(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Includes 3 partial interest-only ARD loans representing approximately 2.1%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(5)  Includes 8 amortizing ARD loans representing approximately 0.8% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(6)  Includes 1 interest-only ARD loan representing approximately 0.1% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(7)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    7 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

COLLATERAL CHARACTERISTICS -- LOAN GROUP 1

                         CUT-OFF DATE PRINCIPAL BALANCE



 RANGE OF                            NUMBER       PRINCIPAL                     WA       WA UW
PRINCIPAL BALANCES                 OF LOANS       BALANCE        % OF IPB      LTV       DSCR
--------------------------------- ---------- ----------------- ----------- ---------- ----------

 $1,060,000 - $2,999,999               34    $   70,609,488         3.1%      68.0%      1.48x
 $3,000,000 - $3,999,999               20        67,110,741         2.9       71.4%      1.37x
 $4,000,000 - $4,999,999               13        58,310,632         2.5       69.4%      1.48x
 $5,000,000 - $6,999,999               17       100,377,388         4.3       74.0%      1.40x
 $7,000,000 - $9,999,999               14       113,736,295         4.9       75.0%      1.33x
 $10,000,000 - $14,999,999             18       229,740,195        10.0       73.8%      1.44x
 $15,000,000 - $24,999,999             12       248,414,758        10.8       70.2%      1.52x
 $25,000,000 - $49,999,999             11       396,637,985        17.2       73.2%      1.56x
 $50,000,000 - $149,999,999             9       673,739,189        29.2       70.8%      1.49x
 $150,000,000 - $349,730,000            1       349,730,000        15.2       75.1%      1.67x
---------------------------------      --    --------------       -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:              149    $2,308,406,670       100.0%      72.3%      1.51x
---------------------------------     ---    --------------       -----       ----       ----
 AVERAGE BALANCE PER LOAN:                   $   15,492,662
 AVERAGE BALANCE PER PROPERTY:               $   11,315,719


  RANGE OF MORTGAGE INTEREST RATES



 RANGE OF MORTGAGE               NUMBER          PRINCIPAL          % OF          WA         WA UW
INTEREST RATES                 OF LOANS          BALANCE            IPB          LTV         DSCR
--------------------------   ------------   -----------------   ----------   ----------   ----------

 4.7000% - 4.9999%                   10     $  309,900,020          13.4%       67.2%        1.66x
 5.0000% - 5.2499%                   63      1,253,560,307          54.3        72.3%        1.53x
 5.2500% - 5.4999%                   58        558,051,007          24.2        76.4%        1.37x
 5.5000% - 5.9700%                   18        186,895,337           8.1        69.1%        1.56x
--------------------------           --     --------------         -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:            149     $2,308,406,670         100.0%       72.3%        1.51x
--------------------------          ---     --------------         -----        ----         ----
 WA INTEREST RATE:               5.1670%


  ORIGINAL TERM TO MATURITY/ARD IN MONTHS



 RANGE OF ORIGINAL              NUMBER         PRINCIPAL          % OF          WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 60                                6       $  427,578,868         18.5%       73.8%        1.68x
 61 - 84                           8          258,454,971         11.2        70.9%        1.50x
 85 - 120                        130        1,570,108,020         68.0        72.4%        1.47x
 121 - 180                         3           36,495,311          1.6        70.0%        1.25x
 181 - 240                         2           15,769,501          0.7        59.8%        1.65x
--------------------------       ---       --------------        -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:         149       $2,308,406,670        100.0%       72.3%        1.51x
--------------------------       ---       --------------        -----        ----         ----
 WA ORIGINAL LOAN TERM:          105


  GEOGRAPHIC DISTRIBUTION



                                NUMBER          PRINCIPAL        % OF        WA       WA UW
 GEOGRAPHIC LOCATION        OF PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------- --------------- ----------------- ---------- ---------- ----------

 CALIFORNIA                       25       $  331,232,714        14.3%      72.1%      1.38x
   SOUTHERN                       20          271,222,714        11.7       70.8%      1.41x
   NORTHERN                        5           60,010,000         2.6       78.2%      1.24x
 TEXAS                            25          205,666,002         8.9       71.9%      1.52x
 VIRGINIA                         11          193,445,515         8.4       74.5%      1.61x
 PENNSYLVANIA                     13          179,884,738         7.8       75.8%      1.60x
 NEW JERSEY                        8          149,757,255         6.5       72.1%      1.43x
 MASSACHUSETTES                    4          149,129,971         6.5       68.8%      1.44x
 ILLINOIS                          7          121,819,731         5.3       75.6%      1.49x
 OTHER                           111          977,470,745        42.3       71.6%      1.54x
--------------------------       ---       --------------       -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:         204       $2,308,406,670       100.0%      72.3%      1.51x


UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS



 RANGE OF                       NUMBER         PRINCIPAL         % OF          WA         WA UW
UW DSCR                       OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------   ----------   -----------------   ---------   ----------   ----------

 1.19X - 1.19X                     1      $   38,775,000          1.7%    79.8%        1.19x
 1.20X - 1.29X                    39         476,743,764         20.7     75.3%        1.25x
 1.30X - 1.39X                    42         442,051,496         19.1     75.5%        1.34x
 1.40X - 1.49X                    26         408,951,371         17.7     70.1%        1.43x
 1.50X - 1.69X                    20         584,808,248         25.3     74.4%        1.64x
 1.70X - 1.99X                    16         309,708,438         13.4     65.5%        1.80x
 2.00X - 2.99X                     4          11,368,354          0.5     49.4%        2.10x
 3.00X - 3.60X                     1          36,000,000          1.6     46.5%        3.60x
--------------------------        --      --------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:         149      $2,308,406,670        100.0%    72.3%        1.51x
--------------------------       ---      --------------        -----     ----         ----
 WA UW DSCR:                    1.51X


  REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS



 RANGE OF REMAINING             NUMBER         PRINCIPAL          % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 57 - 60                           6      $  427,578,868          18.5%       73.8%        1.68x
 61 - 84                           8         258,454,971          11.2        70.9%        1.50x
 85 - 120                        130       1,570,108,020          68.0        72.4%        1.47x
 121 - 180                         3          36,495,311           1.6        70.0%        1.25x
 181 - 240                         2          15,769,501           0.7        59.8%        1.65x
--------------------------       ---      --------------         -----        ----         ----
 TOTAL/WEIGHTED AVERAGE:         149      $2,308,406,670         100.0%       72.3%        1.51x
--------------------------       ---      --------------         -----        ----         ----
 WA REMAINING TERM:              104


                   PROPERTY TYPE DISTRIBUTION



                                                   NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE   PROPERTIES       BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------------------------

  RETAIL                     Anchored                  52      $  712,659,246       30.9%      73.2%      1.56x
                             Unanchored                32         171,712,330        7.4       73.9%      1.45x
                             Shadow Anchored           15          73,918,292        3.2       75.2%      1.37x
                             -----------------------------------------------------------------------------------
                             Subtotal                  99      $  958,289,868       41.5%      73.5%      1.52x
----------------------------------------------------------------------------------------------------------------
  OFFICE                     Suburban                  40      $  548,555,932       23.8%      73.9%      1.39x
                             CBD                        7         251,343,574       10.9       72.6%      1.43x
                             -----------------------------------------------------------------------------------
                             Subtotal                  47      $  799,899,506       34.7%      73.5%      1.40x
----------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Warehouse /DISTRIBUTION   26      $  254,430,529       11.0%      68.6%      1.55x
                             Flex                      11          46,159,701        2.0       68.6%      1.46x
                             -----------------------------------------------------------------------------------
                             Subtotal                  37      $  300,590,230       13.0%      68.6%      1.54x
----------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                     7      $  106,812,871        4.6%      76.5%      1.35x
                             -----------------------------------------------------------------------------------
                             Subtotal                   7      $  106,812,871        4.6%      76.5%      1.35x
----------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service               2      $   89,100,000        3.9%      60.1%      2.48x
                             -----------------------------------------------------------------------------------
                             Subtotal                   2      $   89,100,000        3.9%      60.1%      2.48x
----------------------------------------------------------------------------------------------------------------
  SELF STORAGE               Self Storage              11      $   51,965,974        2.3%      68.8%      1.46x
                             -----------------------------------------------------------------------------------
                             Subtotal                  11      $   51,965,974        2.3%      68.8%      1.46x
----------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING       Manufactured Housing       1      $    1,748,222        0.1%      66.5%      1.70x
                             -----------------------------------------------------------------------------------
                             Subtotal                   1      $    1,748,222        0.1%      66.5%      1.70x
----------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                             204      $2,308,406,670      100.0%      72.3%      1.51x


                                    8 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                  COLLATERAL CHARACTERISTICS -- LOAN GROUP (1)



                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

 RANGE OF                         NUMBER         PRINCIPAL          % OF          WA          WA UW
ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE            IPB          LTV         DSCR
----------------------------   ----------   -----------------   ----------   ----------   ----------

 120 - 240                           8       $  123,789,860          7.5%    65.4%            1.75x
 241 - 300                           9           88,431,365          5.4     66.1%            1.45x
 331 - 360                         118        1,432,610,687         87.1     73.5%            1.38x
----------------------------       ---       --------------        -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:           135       $1,644,831,912        100.0%    72.5%            1.41x
----------------------------       ---       --------------        -----     ----             ----
 WA ORIGINAL AMORT TERM:           346




                        LTV RATIOS AS OF THE CUT-OFF DATE

 RANGE OF                          NUMBER         PRINCIPAL         % OF          WA          WA UW
CUT-OFF LTV                      OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ----------------   ----------   ----------   ----------

 29.1% - 50.0%                         6      $   43,843,664         1.9%    45.7%            3.29x
 50.1% - 60.0%                        13         100,176,586         4.3     57.7%            1.73x
 60.1% - 65.0%                        15         179,726,633         7.8     63.3%            1.62x
 65.1% - 70.0%                        19         469,760,060        20.3     68.4%            1.52x
 70.1% - 75.0%                        33         369,268,945        16.0     73.6%            1.35x
 75.1% - 80.0%                        62       1,134,555,782        49.1     77.3%            1.46x
 80.1% - 81.7%                         1          11,075,000         0.5     81.7%            1.33x
-----------------------------       ----      --------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:             149      $2,308,406,670       100.0%    72.3%            1.51x
-----------------------------       ----      --------------       -----     ----             ----
 WA CUT-OFF DATE LTV RATIO:         72.3%




                               AMORTIZATION TYPES

                                 NUMBER          PRINCIPAL           % OF          WA          WA UW
 AMORTIZED TYPES               OF LOANS          BALANCE             IPB          LTV         DSCR
---------------------------   ----------   -------------------   ----------   ----------   ----------

 BALLOON LOANS
   PARTIAL INTEREST-ONLY(4)         55        $  860,220,900         37.3%        74.1%        1.34x
   BALLOON(2,5)                     75           764,766,201         33.1         71.1%        1.47x
   INTEREST-ONLY(6)                 14           663,574,758         28.7         72.0%        1.77x
 SUBTOTAL                          144        $2,288,561,859         99.1%        72.5%        1.51x
---------------------------     ------        --------------       ------       ------       ------
 FULLY AMORTIZING                    5        $   19,844,812          0.9%        55.4%        1.65x
---------------------------     ------        --------------       ------       ------       ------
 TOTAL/WEIGHTED AVERAGE:           149        $2,308,406,670        100.0%        72.3%        1.51x




                          PARTIAL INTEREST-ONLY PERIODS

 RANGE OF PARTIAL               NUMBER        PRINCIPAL         % OF          WA          WA UW
INTEREST-ONLY PERIODS         OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 12                              10        $128,562,900         14.9%        72.0%        1.40x
 13 - 24                         19         203,715,000         23.7         73.5%        1.37x
 25 - 36                          7          55,428,000          6.4         78.3%        1.33x
 37 - 48                          2          30,200,000          3.5         74.3%        1.45x
 49 - 60                         17         442,315,000         51.4         74.4%        1.31x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         55        $860,220,900        100.0%        74.1%        1.34x




                    REMAINING AMORTIZATION TERM IN MONTHS(1)

 RANGE OF REMAINING             NUMBER OF         PRINCIPAL                         WA         WA UW
AMORTIZATION TERM                 LOANS           BALANCE          % OF IPB        LTV         DSCR
---------------------------   ------------   -----------------   -----------   ----------   ----------

 120 - 240                           8        $  123,789,860          7.5%         65.4%         1.75x
 241 - 300                           9            88,431,365          5.4          66.1%         1.45x
 331 - 360                         118         1,432,610,687         87.1          73.5%         1.38x
---------------------------        ---        --------------        -----          ----          ----
 TOTAL/WEIGHTED AVERAGE:           135        $1,644,831,912        100.0%         72.5%         1.41x
---------------------------        ---        --------------        -----          ----          ----
 WA REMAINING AMORT TERM:          346




                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

 RANGE OF                                 NUMBER OF         PRINCIPAL          % OF          WA         WA UW
MATURITY LTV                                LOANS           BALANCE            IPB          LTV         DSCR
-------------------------------------   ------------   -----------------   ----------   ----------   ----------

 34.4% - 50.0%                                 17       $  255,220,182         11.2%    61.4%            1.94x
 50.1% - 60.0%                                 32          244,638,688         10.7     65.6%            1.56x
 60.1% - 70.0%                                 70        1,016,864,989         44.4     73.7%            1.39x
 70.1% - 80.0%                                 25          771,838,000         33.7     76.8%            1.51x
-------------------------------------          --       --------------        -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:                      144       $2,288,561,859        100.0%    72.5%            1.51x
-------------------------------------         ---       --------------        -----     ----             ----
 WA LTV RATIO AT MATURITY/ARD DATE:          65.1%




                             YEAR BUILT/RENOVATED(7)

 RANGE OF                       NUMBER OF         PRINCIPAL         % OF          WA         WA UW
YEAR BUILT/RENOVATED           PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ----------------   ----------   ----------   ----------

 1956 - 1959                        1         $    2,300,000         0.1%        63.0%        1.49x
 1960 - 1969                        5             20,805,975         0.9         68.6%        1.65x
 1970 - 1979                       10             65,855,058         2.9         72.0%        1.44x
 1980 - 1989                       38            525,690,327        22.8         74.1%        1.46x
 1990 - 1999                       43            660,886,238        28.6         71.5%        1.57x
 2000 - 2005                      107          1,032,869,073        44.7         72.1%        1.50x
--------------------------        ---         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          204         $2,308,406,670       100.0%        72.3%        1.51x




                             PREPAYMENT PROTECTION

                                     NUMBER         PRINCIPAL          % OF          WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                           130       $1,796,914,588         77.8%        72.2%        1.47x
 DEFEASANCE/YIELD MAINTENANCE           2          360,050,000         15.6         75.2%        1.67x
 YIELD MAINTENANCE                     17          151,442,083          6.6         67.3%        1.63x
-------------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:              149       $2,308,406,670        100.0%        72.3%        1.51x


(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Includes 3 partial interest-only ARD loans representing approximately 2.5%
     of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(5)  Includes 8 amortizing ARD loans representing approximately 1.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(6)  Includes 1 interest-only ARD loan representing approximately 0.1% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

(7)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    9 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2



                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                 NUMBER OF     PRINCIPAL                    WA       WA UW
BALANCES                              LOANS        BALANCE      % OF IPB      LTV       DSCR
--------------------------------- ------------ -------------- ----------- ---------- ----------

 $1,276,711 - $2,999,999               6        $ 12,635,446       3.2%      58.6%      1.44x
 $3,000,000 - $3,999,999               3          10,534,373       2.7       74.1%      1.37x
 $4,000,000 - $4,999,999               2           8,946,302       2.3       79.3%      1.24x
 $5,000,000 - $6,999,999               3          18,096,089       4.6       76.5%      1.23x
 $7,000,000 - $9,999,999               8          67,605,000      17.1       74.4%      1.38x
 $10,000,000 - $14,999,999             8          89,641,000      22.6       78.7%      1.45x
 $15,000,000 - $24,999,999             5          87,590,000      22.1       78.5%      1.41x
 $25,000,000 - $49,999,999             1          33,300,000       8.4       79.3%      1.24x
 $50,000,000 - $68,000,000             1          68,000,000      17.2       80.0%      1.21x
---------------------------------     --        ------------     -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:              37        $396,348,210     100.0%      77.4%      1.35x
---------------------------------     --        ------------     -----       ----       ----
 AVERAGE BALANCE PER LOAN:                      $ 10,712,114
 AVERAGE BALANCE PER PROPERTY:                  $  9,908,705




                             MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE               NUMBER        PRINCIPAL        % OF          WA         WA UW
INTEREST RATES                 OF LOANS         BALANCE         IPB          LTV         DSCR
--------------------------   ------------   --------------   ---------   ----------   ----------

 4.7100% - 4.9999%                    3      $ 14,339,366        3.6%        61.8%        1.46x
 5.0000% - 5.2499%                   14       207,737,510       52.4         78.1%        1.35x
 5.2500% - 5.4999%                   12       111,971,232       28.3         76.9%        1.31x
 5.5000% - 5.9999%                    7        55,304,013       14.0         79.8%        1.42x
 6.3251% - 7.3600%                    1         6,996,089        1.8         75.8%        1.25x
--------------------------           --      ------------      -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:             37      $396,348,210      100.0%        77.4%        1.35x
--------------------------           --      ------------      -----         ----         ----
 WA INTEREST RATE:               5.3042%




                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

 RANGE OF ORIGINAL              NUMBER       PRINCIPAL        % OF          WA         WA UW
TERMS TO MATURITY/ARD         OF LOANS        BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------    ----------

 60                                2       $ 16,100,000        4.1%        77.3%        1.49x
 61 - 84                           9        118,070,000       29.8         79.0%        1.48x
 85 - 120                         22        238,151,755       60.1         77.3%        1.27x
 121 - 180                         3         17,030,366        4.3         67.6%        1.60x
 181 - 216                         1          6,996,089        1.8         75.8%        1.25x
--------------------------        --       ------------      -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          37       $396,348,210      100.0%        77.4%        1.35x
--------------------------        --       ------------      -----         ----         ----
 WA ORIGINAL LOAN TERM:          111




                             GEOGRAPHIC DISTRIBUTION

                               NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 GEOGRAPHIC LOCATION          PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   ------------   ---------------   ----------   ----------   ----------

 TEXAS                            12         $119,947,600         30.3%        78.8%        1.43x
 PENNSYLVANIA                      1           68,000,000         17.2         80.0%        1.21x
 FLORIDA                           4           45,337,089         11.4         79.2%        1.45x
 ARIZONA                           3           34,625,000          8.7         71.4%        1.31x
 KENTUCKY                          2           23,750,000          6.0         79.9%        1.27x
 OTHER                            18          104,688,521         26.4         74.6%        1.34x
--------------------------        --         ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          40         $396,348,210        100.0%        77.4%        1.35x




               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

 RANGE OF                       NUMBER       PRINCIPAL        % OF         WA       WA UW
UW DSCR                       OF LOANS        BALANCE         IPB         LTV        DSCR
--------------------------   ----------   --------------   ---------   ----------  -------

 1.18X - 1.19X                      1       $  4,800,000        1.2%    76.2%        1.18x
 1.20X - 1.29X                     14        182,488,537       46.0     77.5%        1.23x
 1.30X - 1.39X                      8         59,448,672       15.0     75.6%        1.33x
 1.40X - 1.49X                      5         54,010,000       13.6     77.8%        1.46x
 1.50X - 1.69X                      8         92,801,000       23.4     79.4%        1.55x
 1.70X - 1.95X                      1          2,800,000        0.7     28.0%        1.95x
--------------------------       ----      ------------      -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:           37       $396,348,210      100.0%    77.4%        1.35x
--------------------------       ----      ------------      -----     ----         ----
 WA UW DSCR:                     1.35




                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

 RANGE OF REMAINING             NUMBER       PRINCIPAL        % OF          WA         WA UW
TERMS TO MATURITY             OF LOANS        BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------

 59 - 60                           2       $ 16,100,000        4.1%    77.3%        1.49x
 61 - 84                           9        118,070,000       29.8     79.0%        1.48x
 85 - 120                         22        238,151,755       60.1     77.3%        1.27x
 121 - 180                         3         17,030,366        4.3     67.6%        1.60x
 181 - 215                         1          6,996,089        1.8     75.8%        1.25x
--------------------------       ---       ------------      -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:          37       $396,348,210      100.0%    77.4%        1.35x
--------------------------       ---       ------------      -----     ----         ----
 WA REMAINING TERM:              109




                           PROPERTY TYPE DISTRIBUTION

                                        NUMBER OF      PRINCIPAL       % OF        WA       WA UW
 PROPERTY TYPE     SUB PROPERTY TYPE   PROPERTIES      BALANCE         IPB        LTV       DSCR
---------------- -------------------- ------------ --------------- ---------- ---------- ----------

  MULTIFAMILY     Garden                    39        $394,525,072      99.5%     77.4%      1.35x
                 ---------------------------------------------------------------------------------
                  Subtotal                  39        $394,525,072      99.5%     77.4%      1.35x
--------------------------------------------------------------------------------------------------
  MANUFACTURED    HOUSING                    1        $  1,823,137       0.5%     66.8%      1.24x
--------------------------------------------------------------------------------------------------
                  Subtotal                   1        $  1,823,137       0.5%     66.8%      1.24x
--------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                   40        $396,348,210      100.0%    77.4%      1.35x


                                    10 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2



                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

 RANGE OF ORIGINAL              NUMBER        PRINCIPAL         % OF          WA          WA UW
AMORTIZATION TERM             OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 180 - 240                         3       $  9,489,366          3.4%    51.6%            1.58x
 241 - 300                         2          4,971,084          1.8     76.5%            1.31x
 331 - 360                        22        261,417,760         94.8     77.6%            1.28x
--------------------------       ---       ------------        -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:          27       $275,878,210        100.0%    76.7%            1.29x
--------------------------       ---       ------------        -----     ----             ----
 WA ORIGINAL AMORT TERM:         354




                        LTV RATIOS AS OF THE CUT-OFF DATE

 RANGE OF                          NUMBER        PRINCIPAL         % OF          WA          WA UW
CUT-OFF LTV                      OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------

 28.0% - 50.0%                         1      $  2,800,000          0.7%    28.0%            1.95x
 50.1% - 60.0%                         1         2,889,366          0.7     52.5%            1.38x
 60.1% - 65.0%                         1         9,875,000          2.5     63.7%            1.22x
 65.1% - 70.0%                         4        15,021,769          3.8     67.1%            1.29x
 70.1% - 75.0%                         2        24,750,000          6.2     74.2%            1.38x
 75.1% - 80.0%                        26       325,524,773         82.1     78.9%            1.34x
 80.1% - 82.9%                         2        15,487,302          3.9     81.7%            1.50x
-----------------------------       ----      ------------        -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:              37      $396,348,210        100.0%    77.4%            1.35x
-----------------------------       ----      ------------        -----     ----             ----
 WA CUT-OFF DATE LTV RATIO:         77.4%




                               AMORTIZATION TYPES

                                NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 BALLOON LOANS
   Partial Interest-Only         13        $214,466,000         54.1%        77.6%        1.26x
   Interest-Only                 10         120,470,000         30.4         78.8%        1.50x
   Balloon(2)                    12          55,722,844         14.1         77.1%        1.35x
 SUBTOTAL                        35        $390,658,844         98.6%        77.9%        1.35x
--------------------------       --        ------------        -----         ----         ----
 FULLY AMORTIZING                 2        $  5,689,366          1.4%        40.4%        1.66x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         37        $396,348,210        100.0%        77.4%        1.35x




                          PARTIAL INTEREST-ONLY PERIODS

 RANGE OF PARTIAL               NUMBER        PRINCIPAL         % OF          WA          WA UW
INTEREST-ONLY PERIODS         OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 12                               2        $ 15,800,000          7.4%        75.6%        1.21x
 13 - 24                          3          30,841,000         14.4         79.3%        1.39x
 25 - 36                          7          99,825,000         46.5         75.7%        1.26x
 49 - 60                          1          68,000,000         31.7         80.0%        1.21x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         13        $214,466,000        100.0%        77.6%        1.26x




                    REMAINING AMORTIZATION TERM IN MONTHS(1)

 RANGE OF REMAINING              NUMBER        PRINCIPAL                        WA         WA UW
AMORTIZATION TERM              OF LOANS        BALANCE         % OF IPB        LTV         DSCR
---------------------------   ----------   ---------------   -----------   ----------   ----------

 179 - 240                          3       $  9,489,366          3.4%        51.6%        1.58x
 241 - 300                          2          4,971,084          1.8         76.5%        1.31x
 331 - 360                         22        261,417,760         94.8         77.6%        1.28x
---------------------------       ---       ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:           27       $275,878,210        100.0%        76.7%        1.29x
---------------------------       ---       ------------        -----         ----         ----
 WA REMAINING AMORT TERM:         353




                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

 RANGE OF                                  NUMBER        PRINCIPAL        % OF          WA         WA UW
MATURITY LTV                             OF LOANS        BALANCE          IPB          LTV         DSCR
-------------------------------------   ----------   ---------------   ---------   ----------   ----------

 43.6% - 50.0%                                 1      $  3,800,000         1.0%    68.2%            1.46x
 50.1% - 60.0%                                 6        31,787,231         8.1     68.8%            1.24x
 60.1% - 70.0%                                13        95,851,613        24.5     77.6%            1.35x
 70.1% - 80.0%                                15       259,220,000        66.4     79.3%            1.36x
-------------------------------------       ----      ------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:                      35      $390,658,844       100.0%    77.9%            1.35x
-------------------------------------       ----      ------------       -----     ----             ----
 WA LTV RATIO AT MATURITY/ARD DATE:         71.2%




                              YEAR BUILT/RENOVATED(4)

 RANGE OF                       NUMBER OF        PRINCIPAL         % OF          WA          WA UW
YEAR BUILT/RENOVATED           PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ---------------   ----------   ----------   ----------

 1967 - 1969                        2         $  4,623,137          1.2%        43.3%        1.67x
 1970 - 1979                        5           82,038,291         20.7         79.7%        1.23x
 1980 - 1989                       10          118,000,000         29.8         78.2%        1.42x
 1990 - 1999                        5           37,671,975          9.5         79.1%        1.55x
 2000 - 2005                       18          154,014,806         38.9         76.0%        1.31x
--------------------------         --         ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:           40         $396,348,210        100.0%        77.4%        1.35x




                              PREPAYMENT PROTECTION

                                NUMBER        PRINCIPAL         % OF          WA
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB          LTV          WA UW
--------------------------   ----------   ---------------   ----------   ----------      DSCR

 DEFEASANCE                      32        $340,578,770         85.9%        77.1%        1.36x
 YIELD MAINTENANCE                5          55,769,439         14.1         79.0%        1.32x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         37        $396,348,210        100.0%        77.4%        1.35x


(1)  Excludes mortgage loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    11 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             TOP 15 MORTGAGE LOANS



 LOAN             LOAN NAME                                           CUT-OFF DATE
SELLER1          (LOCATION)                                             BALANCE

 JPMCB           Regency Portfolio                                   $349,730,000
                 (Various)
 EHY             Silver City Galleria                                $137,514,971
                 (Taunton, MA)
 PNC             Plastipak Portfolio                                 $100,000,000
                 (Various)
 LASALLE         One World Trade Center                               $90,000,000
                 (Long Beach, CA)
 JPMCB           Western US Alliance Data Systems Portfolio           $70,750,000
                 (Various)
----------       --------------------------------------------        ------------
 EHY             Creekside Apartments                                 $68,000,000
                 (Bensalem, PA)
 LASALLE         Gateway Center                                       $64,874,218
                 (Pittsburgh, PA)
 LASALLE         Roundy's Distribution Center                         $55,000,000
                 (Oconomowoc, WI)
 KEY             Hilton Glendale                                      $53,100,000
                 (Glendale, CA)
 PNC             Waterway Plaza I & II                                $52,500,000
                 (Woodlands, TX)
----------       --------------------------------------------        ------------
 JPMCB           Highland Landmark Building                           $50,000,000
                 (Downers Grove, IL)
 JPMCB           901 W. Landstreet Road Portfolio                     $49,952,442
                 (Various)
 LASALLE         Metropolitan Bank Tower                              $49,950,542
                 (Little Rock, AR)
 LASALLE         Church Street Plaza                                  $39,000,000
                 (Evanston, IL)
 LASALLE         Sterling Pointe Shopping Center                      $38,775,000
                 (Lincoln, CA)

                TOP 5 TOTAL/WEIGHTED AVERAGE                         $747,994,971
                TOP 10 TOTAL/WEIGHTED AVERAGE                      $1,041,469,189
                TOP 15 TOTAL/WEIGHTED AVERAGE                      $1,269,147,174

 LOAN          % OF                 UNIT OF    LOAN PER       UW       CUT-OFF     PROPERTY
SELLER1        IPB        UNITS     MEASURE      UNIT       DSCR     LTV RATIO      TYPE
-------        ---        -----     -------      ----       ----     ---------      ----

 JPMCB         12.9%   2,253,353     SF           $155     1.67x      75.1%          Retail

 EHY            5.1%     714,898     SF           $192     1.42x      68.8%          Retail

 PNC            3.7%   4,447,890     SF           $ 22     1.79x      64.2%        Industrial

 LASALLE        3.3%     573,300     SF           $157     1.27x      68.7%          Office

 JPMCB          2.6%     485,989     SF           $146     1.34x      74.0%          Office

----------     ----    ---------  ----------  --------     ----       ----        ------------
 EHY            2.5%       1,026    Units      $66,277     1.21x      80.0%       Multifamily

 LASALLE        2.4%   1,464,595     SF            $44     1.63x      76.3%          Office

 LASALLE        2.0%   1,082,200     SF            $51     1.45x      63.6%        Industrial

 KEY            2.0%         351    Rooms     $151,282     1.72x      69.4%          Hotel

 PNC            1.9%     366,043     SF           $143     1.36x      76.1%          Office

----------     ----    ---------  ----------  --------     ----       ----        ------------
 JPMCB          1.8%     276,461     SF           $181     1.41x      79.4%          Office

 JPMCB          1.8%     995,770     SF            $50     1.26x      79.9%        Industrial

 LASALLE        1.8%     624,527     SF            $80     1.34x      79.9%          Office

 LASALLE        1.4%     176,243     SF           $221     1.57x      74.9%          Retail

 LASALLE        1.4%     129,020     SF           $301     1.19x      79.8%          Retail

               27.7%                                       1.56x      71.6%
               38.5%                                       1.53x      72.1%
               46.9%                                       1.50x      73.4%



(1)  "JPMCB" = JPMorgan Chase Bank, N.A.; "EHY" = Eurohypo AG, New York Branch;
     "PNC" = PNC Bank, National Association; "LaSalle" = LaSalle Bank National
     Association; "KEY" = KeyBank National Association

                                    12 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                REGENCY PORTFOLIO

[4 PHOTOS OF REGENCY PORTFOLIO OMITTED]

                                    14 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                REGENCY PORTFOLO



                        MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $349,730,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $349,730,000
 % OF POOL BY IPB:                 12.9%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         USRP I, LLC
 SPONSOR:                          Macquarie CountryWide Corporation
                                   Regency Centers Corporation
 ORIGINATION DATE:                 06/16/05
 INTEREST RATE:                    5.00050%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    07/01/10
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def or Grtr1% or YM(30),O(4)2
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition




                ESCROWS
---------------------------------------

 ESCROWS/RESERVES:   INITIAL   MONTHLY
                     ------------------
 TAXES:                $0        $0
 INSURANCE:            $0        $0
 REQUIRED REPAIRS:     $0        $0





              PROPERTY INFORMATION
------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee1
 PROPERTY TYPE:            Retail -- Various
 SQUARE FOOTAGE:           2,253,353
 LOCATION:                 Various
 YEAR BUILT/RENOVATED:     Various
 OCCUPANCY:                94.1%
 OCCUPANCY DATE:           05/13/2005
 NUMBER OF TENANTS:        471
 HISTORICAL NOI:
   2004:                   $29,903,860
 UW REVENUES:              $43,857,846
 UW EXPENSES:              $11,673,352
 UW NOI:                   $32,184,494
 UW NET CASH FLOW:         $29,677,007
 APPRAISED VALUE:          $465,625,000
 APPRAISAL DATE:           Various





       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $155
 CUT-OFF DATE LTV:        75.1%
 MATURITY DATE LTV:       75.1%
 UW DSCR:                 1.67x


(1)  Festival at Manchester Lakes is partially located on a ground lease which expires in 2088. The 44,118 square foot ground lease parcel is located behind The Shopper's Food and Pharmacy space but does not attribute any value to the property. If the ground lease was terminated, the value of the property would not decrease and it would still conform to the zoning requirements.

(2)  24 month lockout, thereafter subject to defeasance or prepayment with the payment of the greater of 1% of principal loan amount or yield maintenance.

                                    15 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                REGENCY PORTFOLO



                                                   PORTFOLIO PROPERTIES
                                                                                                    % OF         ALLOCATED
                                                                     YEAR                       PORTFOLIO         LOAN
 PROPERTY NAME                         LOCATION (CITY, STATE)       BUILT       SQUARE FEET        GLA           AMOUNT
----------------------------------   --------------------------   --------   ---------------   -----------   --------------

 GREENBRIAR TOWN CENTER              Fairfax, VA                  1970            345,935          15.4%      $ 73,250,000
 FESTIVAL AT MANCHESTER LAKES        Alexandria, VA               1989            165,568           7.3         33,260,000
 VILLAGE COMMONS                     West Palm Beach, FL          1987            169,053           7.5         25,240,000
 KAMP WASHINGTON SHOPPING CENTER     Fairfax, VA                  1961             71,825           3.2         22,330,000
 PLAZA SQUARE                        Wayne, NJ                    1990            103,842           4.6         21,560,000
 KENHORST PLAZA                      Reading, PA                  1990            161,424           7.2         20,780,000
 WATKINS PARK PLAZA                  Upper Marlboro, MD           1986            113,444           5.0         19,400,000
 FIRST STATE PLAZA                   Wilmington, DE               1988            164,576           7.3         17,940,000
 WARWICK SQUARE SHOPPING CENTER      Jamison, PA                  1999             93,269           4.1         16,250,000
 MERCER SQUARE SHOPPING CENTER       Doylestown, PA               1989             91,400           4.1         15,710,000
 NEWTOWN SQUARE SHOPPING CENTER      Newtown, PA                  1955            146,893           6.5         15,690,000
 MAYFAIR SHOPPING CENTER             Philadelphia, PA             1958            115,027           5.1         15,550,000
 TAKOMA PARK                         Takoma Park, MD              1968            108,168           4.8         10,450,000
 SHOPPES OF GRAYLYN                  Wilmington, DE               1959             66,676           3.0          9,390,000
 GOSHEN PLAZA                        Gaithersburg, MD             1987             45,654           2.0          8,470,000
 HANOVER VILLAGE SHOPPING CENTER     Mechanicsville, VA           1971             96,146           4.3          7,980,000
 LABURNUM PARK SHOPPING CENTER       Richmond, VA                 1988             64,992           2.9          7,320,000
 FIRSTFIELD SHOPPING CENTER          Gaithersburg, MD             1980             22,328           1.0          6,870,000
 GLEN LEA CENTRE                     Richmond, VA                 1965             78,493           3.5          2,290,000
 COLONIAL SQUARE                     York, PA                     1955             28,640           1.3                  0
----------------------------------   --------------------------   ----            -------          ----       ------------
 TOTAL/WEIGHTED AVERAGE                                                         2,253,353           100%      $349,730,000




                     LEASE ROLLOVER SCHEDULE
                  NUMBER       SQUARE       % OF
                OF LEASES      FEET         GLA       BASE RENT
 YEAR            EXPIRING    EXPIRING    EXPIRING     EXPIRING
-------------- ----------- ------------ ---------- --------------

 VACANT            NAP        132,868       5.9%         NAP
 2005 & MTM         63        141,110       6.3     $ 2,577,759
 2006               71        190,323       8.4       3,440,335
 2007               89        325,284      14.4       5,607,582
 2008               64        263,627      11.7       4,349,223
 2009               64        247,249      11.0       4,166,873
 2010               29        134,612       6.0       1,900,194
 2011               16        191,079       8.5       2,257,139
 2012               11        100,663       4.5       1,745,146
 2013               17         78,052       3.5       1,469,254
 2014               22        136,756       6.1       1,829,246
 2015                8        129,499       5.7       2,271,141
 AFTER              17        182,231       8.1       2,770,653
------             ---        -------      ----     -----------
 TOTAL             471      2,253,353       100%    $34,384,546

                                                                             CUMULATIVE
                                   CUMULATIVE    CUMULATIVE    CUMULATIVE      % OF
                 % OF BASE RENT   SQUARE FEET     % OF GLA     BASE RENT     BASE RENT
 YEAR               EXPIRING        EXPIRING      EXPIRING      EXPIRING     EXPIRING
-------------- ----------------- ------------- ------------- ------------- ------------

 VACANT               NAP            132,868        5.9%           NAP           NAP
 2005 & MTM            7.5%          273,978       12.2%        $2,577,759      7.5%
 2006                 10.0           464,301       20.6%        $6,018,094     17.5%
 2007                 16.3           789,585       35.0%       $11,625,676     33.8%
 2008                 12.6         1,053,212       46.7%       $15,974,899     46.5%
 2009                 12.1         1,300,461       57.7%       $20,141,772     58.6%
 2010                  5.5         1,435,073       63.7%       $22,041,967     64.1%
 2011                  6.6         1,626,152       72.2%       $24,299,106     70.7%
 2012                  5.1         1,726,815       76.6%       $26,044,251     75.7%
 2013                  4.3         1,804,867       80.1%       $27,513,506     80.0%
 2014                  5.3         1,941,623       86.2%       $29,342,752     85.3%
 2015                  6.6         2,071,122       91.9%       $31,613,892     91.9%
 AFTER                 8.1         2,253,353      100.0%       $34,384,546    100.0%
------               -----         ---------      -----        -----------    -----
 TOTAL               100.0%


                                    16 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                REGENCY PORTFOLO

THE LOAN. The loan is secured by first mortgage interests in 20 anchored retail centers comprised of approximately 2.25 million square feet, that are located along the east coast in Washington D.C., Pennsylvania, New Jersey, Delaware,
Virginia and Florida.

THE BORROWER. The borrowing entity will be a single purpose entity which will be 100% owned by the joint venture between Macquarie CountryWide Corporation
("Macquarie CountryWide") and Regency Centers Corporation ("Regency Centers").
Regency Centers, the managing member, owns a 35% interest and Macquarie
CountryWide owns the remaining 65% interest. Macquarie CountryWide currently has investments in retail properties located in Australia, New Zealand and the
United States. As of December 30, 2004, Macquarie CountryWide's financial statements reflected assets totaling $1.54 billion. Regency Centers is a fully integrated real estate investment trust ("REIT"). Regency Centers specializes in the acquisition, development and ownership of grocery-anchored neighborhood shopping centers. The REIT owns and manages more than 290 properties in 22 states, comprising more than 33 million square feet.

THE PROPERTY. The Regency Portfolio is a 20 property retail portfolio purchased by a joint venture between Regency Centers and Macqurie CountryWide. The portfolio is part of the sponsor's $2.7 billion acquisition of the
CalPERS/First Washington Shopping Center Portfolio totaling 101 properties. The
Regency Portfolio consists of seventeen neighborhood centers and three community centers that are located along the east coast in five states and the
District of Columbia. The portfolio comprises over 2.25 million square feet and is predominantly grocer or pharmacy anchored centers.

The portfolio is currently 94% occupied with no more than 12% rollover during the term of the mortgage loan except for 2007, which has 14.4% rollover. For the entire portfolio, no tenant represents more than 4.10% of the base rents
(Shop-Rite) or 5.71% of the square footage (Shoppers Food Warehouse). Shop-Rite is an independent and privately owned brand name supermarket which operates through a cooperatively owned organization. Shop-Rite is considered to be the largest retail cooperative in the nation. Detailed financial information for
Shop-Rite is not available; however, $7 billion in annual sales are reported.
Shoppers Food Warehouse offers large-scale one-stop shopping to customers in
Delaware, Maryland, and Virginia. Its nearly 60 warehouse-style discount food stores average about 50,000 square feet and offer a variety of products and services. Shoppers Food Warehouse was incorporated in 1956 as Jumbo Food Stores and was bought in 1998 by wholesale food distributor Richfood Holdings, which was in turn bought by food wholesaler SuperValu Inc. in 1999.

THE MARKETS(1). Geographic concentrations exist in the Washington D.C.
metropolitan area (7 assets and 45.1% of portfolio square footage) and
Pennsylvania (6 assets and 28.3% of portfolio square footage).

WASHINGTON D.C. METROPOLITAN AREA
---------------------------------

Centrally located along the nation's mid-Atlantic coast, equidistant between
Norfolk, Virginia and New York City and bisected by the Potomac River, is the
Washington, D.C. Primary Metropolitan Statistical Area ("PMSA"). The PMSA is
comprised of 19 counties located in three states, Maryland, Virginia, and West
Virginia, and encompasses a total of 6,841 square miles.

Based on data provided from the appraisal, 42% of the population has a 4-year degree or better, compared to just 28.2% for the top 100 metropolitan areas
("Top 100") and 24.6% for the U.S. overall. The median household income is more than 35% higher than the Top 100 and nearly 50% greater than the U.S. median.
In addition, 45.8% of households earn $75,000 or greater, compared to 31.8%
within the Top 100 and only 27.2% for the U.S. overall. According to the appraisal, the Washington PMSA median household income in 2004 was $69,500.
From 1994 to 2004, Washington's 3.8% average annual growth rate in median household income outpaced the national average annual rate of 3.5%. The PMSA's population totals 5.3 million, of which only 559,200, or 10.5%, reside within the District of Columbia. The metro area's average annual growth in population of 1.7% was above the Top 100 average over the 10-year period from 1994 through
2004.

PHILADELPHIA METROPOLITAN AREA
------------------------------

The Philadelphia metropolitan area has 58 million square feet of neighborhood and community shopping centers. According to REIS, in the first quarter of
2005, the vacancy rate for the Philadelphia metropolitan area's neighborhood and community shopping centers dropped to 8.0% from 8.2% in the prior quarter.
The average asking rent in the Philadelphia metropolitan area neighborhood and shopping center sector was $18.28 per square foot in the first quarter of 2005, down 0.1%.

According to the appraisal, as of 2003, the Philadelphia metropolitan area had a population of 5.1 million with an expected annual growth of 0.32% from
2003-2008. The average household income during this same period is $69,756.
According to the appraisal at the end of 2003, the aggregate retail sales level of the Philadelphia metropolitan area was $67.3 billion, with average retail sales per household of $34,521. By comparison, the average sales per household of Pennsylvania was $30,861 and the average sales per household of the U.S. was
$34,036.

PROPERTY MANAGEMENT. For an interim period, First Washington will maintain some management responsibilities for a designated contractual period (maximum of 24 months). Regency Centers will be overseeing and implementing their program on these assets immediately after origination.

(1)  Certain information was obtained from the GreenBrier Town Center and
     Mayfair Shopping Center appraisals dated March 11, 2005 and March 20, 2005, respectively.

                                    17 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                REGENCY PORTFOLO



                                                                # OF
 PROPERTY NAME                      LOCATION (CITY, STATE)   TENANTS
---------------------------------- ------------------------- ---------

 GREENBRIAR TOWN CENTER            Fairfax, VA                   60
 FESTIVAL AT MANCHESTER LAKES      Alexandria, VA                37
 VILLAGE COMMONS                   West Palm Beach, FL           47
 KAMP WASHINGTON SHOPPING CENTER   Fairfax, VA                   10
 PLAZA SQUARE                      Wayne, NJ                     18
 KENHORST PLAZA                    Reading, PA                   24
 WATKINS PARK PLAZA                Upper Marlboro, MD            29
 FIRST STATE PLAZA                 Wilmington, DE                22
 WARWICK SQUARE SHOPPING CENTER    Jamison, PA                   18
 MERCER SQUARE SHOPPING CENTER     Doylestown, PA                16
 NEWTOWN SQUARE SHOPPING CENTER    Newtown, PA                   32
 MAYFAIR SHOPPING CENTER           Philadelphia, PA              26
 TAKOMA PARK                       Takoma Park, MD               20
 SHOPPES OF GRAYLYN                Wilmington, DE                17
 GOSHEN PLAZA(2)                   Gaithersburg, MD              21
 HANOVER VILLAGE SHOPPING CENTER   Mechanicsville, VA            16
 LABURNUM PARK SHOPPING CENTER(3)  Richmond, VA                  24
 FIRSTFIELD SHOPPING CENTER(2)     Gaithersburg, MD              12
 GLEN LEA CENTRE                   Richmond, VA                  10
 COLONIAL SQUARE(2)                York, PA                      11
---------------------------------- -------------------------     --
 TOTAL/WEIGHTED AVERAGE                                         471

                                                                                % OF     BASE RENT        LEASE
 PROPERTY NAME                      ANCHOR TENANT              SQUARE FEET     GLA(1)       PSF      EXPIRATION YEAR
---------------------------------- ------------------------- -------------- ---------- ------------ ----------------

 GREENBRIAR TOWN CENTER            Giant Food                      62,319      18.0%       $16.10         2012
 FESTIVAL AT MANCHESTER LAKES      Shoppers Food Warehouse         65,000      39.3%       $12.05         2026
 VILLAGE COMMONS                   Publix                          39,975      23.6%        $5.62         2007
 KAMP WASHINGTON SHOPPING CENTER   Borders Books & Music           30,000      41.8%       $25.00         2011
 PLAZA SQUARE                      Shop-Rite                       60,000      57.8%       $13.00         2015
 KENHORST PLAZA                    Redner's Market                 52,070      32.3%        $8.00         2010
 WATKINS PARK PLAZA                Safeway                         43,205      38.1%        $6.82         2007
 FIRST STATE PLAZA                 Shop-Rite                       57,319      34.8%       $11.00         2009
 WARWICK SQUARE SHOPPING CENTER    Genuardi's                      50,658      54.3%       $13.00         2019
 MERCER SQUARE SHOPPING CENTER     Genuardi's                      50,708      55.5%       $14.25         2015
 NEWTOWN SQUARE SHOPPING CENTER    Acme Market                     56,226      38.3%        $7.40         2014
 MAYFAIR SHOPPING CENTER           Shop 'N Bag Supermarket         25,673      22.3%       $10.50         2013
 TAKOMA PARK                       Shoppers Food Warehouse         63,643      58.8%        $5.22         2011
 SHOPPES OF GRAYLYN                Rite Aid                        23,500      35.2%       $10.86         2016
 GOSHEN PLAZA(2)                   CVS                             10,162      22.3%       $10.75         2008
 HANOVER VILLAGE SHOPPING CENTER   Rack & Sack                     34,573      36.0%        $5.72         2008
 LABURNUM PARK SHOPPING CENTER(3)  Rite Aid                        10,010      15.4%       $12.25         2007
 FIRSTFIELD SHOPPING CENTER(2)     Einstein Bagels                  3,001      13.4%       $27.40         2006
 GLEN LEA CENTRE                   Dollar General                   8,200      10.4%       $ 7.00         2006
 COLONIAL SQUARE(2)                Minnichs Pharmacy                7,261      25.4%       $15.28         2008
---------------------------------- -------------------------       ------      ----        ------         ----
 TOTAL/WEIGHTED AVERAGE                                         2,253,353


(1)  % of GLA represents the percentage of gross leasable area that the anchor tenant occupies in the related Regency Portfolio property.

(2)  Colonial Square, Goshen Place and Firstfield Shopping Center are unanchored retail properties.

(3)  Laburnum Park Shopping Center is shadow anchored by Ukrop's grocery store.



                                                  SIGNIFICANT TENANTS
                                                         MOODY'S/     # OF    SQUARE     % OF                    % OF
 TENANT NAME                PARENT COMPANY               FITCH(1)    STORES      FEET      GLA      BASE RENT   BASE RENT
-------------------------- --------------------------- ----------- -------- --------- --------- ------------ ----------

 SHOPPERS FOOD WAREHOUSE   SuperValu Inc.                Baa3/BBB    2       128,643      5.7%   $1,115,466      3.2%
 SHOP-RITE                 Wakefern Food Corporation      NR/NR      2       117,319      5.2%   $1,410,509      4.1%
 GENUARDI'S                Safeway Inc.                  Baa2/BBB    2       101,366      4.5%   $1,381,143      4.0%
 GIANT FOOD                Koninklijke Ahold N.V.         Ba2/BB     1        62,319      2.8%   $1,003,336      2.9%
 ACME MARKET               Albertsons, Inc.              Baa2/BBB    1        56,226      2.5%   $  416,072      1.2%
 RITE AID                  Rite Aid Corporation          Caa1/B-     4        53,202      2.4%   $  514,816      1.5%
 REDNER'S MARKET           Redner's Market                NR/NR      1        52,070      2.3%   $  416,560      1.2%
 CVS PHARMACY              CVS Pharmacy                   A3/A-      4        46,176      2.0%   $  599,813      1.7%
 SAFEWAY                   Safeway Inc.                  Baa2/BBB    1        43,205      1.9%   $  294,658      0.9%
 PUBLIX                    Publix                         NR/NR      1        39,975      1.8%   $  224,660      0.7%


(1)  Ratings provided are for the entry listed in the "Parent Company" field whether or not the Parent Company guarantees the lease.

                                    18 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                               REGENCY PORTFOLIO

[MAP INDICATING LOCATIONS OF REGENCY PORTFOLIO OMITTED]

                                    19 of 78
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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                               REGENCY PORTFOLIO

[REGENCY PORTFOLIO SITE PLAN (GREENBRIAR TOWN CENTER AND FESTIVAL AT MANCHESTER
LAKES) OMITTED]

                                    20 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                               REGENCY PORTFOLIO

[REGENCY PORTFOLIO SITE PLAN (VILLAGE COMMONS, KAMP WASHINGTON AND PLAZA SQUARE)
OMITTED]

                                    21 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              SILVER CITY GALLERIA

[5 PHOTOS OF SILVER CITY GALLERIA OMITTED]

                                    22 of 78
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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              SILVER CITY GALLERIA



                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $138,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $137,514,971
 % OF POOL BY IPB:                 5.1%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         Silver City Galleria L.L.C.
 SPONSOR:                          General Growth Properties, Inc.
                                   Teacher's Retirement System of
                                   the State of Illinois
 ORIGINATION DATE:                 06/06/05
 INTEREST RATE:                    4.76440%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    06/10/11
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 Months
 REMAINING AMORTIZATION:           357 Months
 CALL PROTECTION:                  L(24),Def(38),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No(1)
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted1
 LOAN PURPOSE:                     Refinance





              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           714,898
 LOCATION:                 Taunton, MA
 YEAR BUILT/RENOVATED:     1992/1999
 OCCUPANCY(2):             89.1%
 OCCUPANCY DATE:           05/27/05
 IN-LINE SALES (PSF):      $440
 OCCUPANCY COST RATIO:     15.3%
 NUMBER OF TENANTS:        103
 HISTORICAL NOI:
   2003:                   $10,993,858
   2004:                   $11,354,072
   TTM AS OF 05/31/05:     $11,906,736
 UW REVENUES:              $19,979,595
 UW EXPENSES:              $7,063,883
 UW NOI:                   $12,915,712
 UW NET CASH FLOW:         $12,318,535
 APPRAISED VALUE:          $200,000,000
 APPRAISAL DATE:           05/18/05


(1)  Future mezzanine financing is allowed upon the satisfaction of certain conditions including (i) a loan-to-value ratio of no greater than 75% (in the aggregate based on the principal balances of the mortgage loan and the mezzanine loan), (ii) a debt service coverage ratio of not less than 1.25x
     (in the aggregate based on the mortgage loan and the mezzanine loan), and
     (iii) receipt of confirmation from each rating agency then rating the certificates that the incurrence of such mezzanine debt will not result in the qualification, withdrawal or downgrade of the ratings on the certificates.

(2)  Includes one tenant that has signed a lease but is not yet in occupancy.



                ESCROWS
---------------------------------------

 ESCROWS/RESERVES:   INITIAL   MONTHLY
                     ------------------
 TAXES:                $0        $03
 INSURANCE:            $0        $03
 CAPEX:                $0        $04
 TI/LC:                $0        $05




       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $192
 CUT-OFF DATE LTV:        68.8%
 MATURITY DATE LTV:       62.1%
 UW DSCR:                 1.42x



(3)  Springing upon an event of default or if the debt service coverage ratio is less than 1.25x (each, a "Silver City Trigger Event").

(4)  $11,919 only upon the occurrence of a Silver City Trigger Event and if the amount in such reserve is less than $143,025.

(5)  $37,126 only upon the occurrence of a Silver City Trigger Event and if the amount in such reserve is less than $445,509.



                                    SIGNIFICANT TENANTS
                                                                                   MOODY'S/
 TENANT NAME                              PARENT COMPANY                           FITCH(6)
---------------------------------------- --------------------------------------- -----------

 JC PENNEY                               JC Penney Corporation                     Ba1/BB+
 STEVE & BARRY'S UNIVERSITY SPORTSWEAR   Steve & Barry's University Sportswear      NR/NR
 DICK'S SPORTING GOODS(7)                Dick's Sporting Goods, Inc.                NR/NR
 SILVER CITY CINEMAS                     Silver City Cinemas                        NR/NR
 TJ MAXX                                 The TJX Companies, Inc.                    A3/NR

                                                                              LEASE
                                           SQUARE                  BASE    EXPIRATION       SALES PSF
 TENANT NAME                                FEET     % OF GLA   RENT PSF      YEAR         AS OF 2004
---------------------------------------- --------- ----------- ---------- ------------ ------------------

 JC PENNEY                               145,974       20.4%      $4.05      2017           $120
 STEVE & BARRY'S UNIVERSITY SPORTSWEAR   73,641        10.3%      $9.00      2012            N/A
 DICK'S SPORTING GOODS(7)                50,000         7.0%     $14.40      2020            N/A
 SILVER CITY CINEMAS                     30,500         4.3%     $10.35      2018      $260,000/screen
 TJ MAXX                                 27,083         3.8%      $7.50      2008            N/A


(6)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(7)  Tenant has signed lease but is not in occupancy.

                                    23 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              SILVER CITY GALLERIA

THE LOAN.  The Silver City Galleria Loan is secured by a first mortgage interest in approximately 714,898 square feet of a 970,898
square foot super-regional mall located in Taunton, Massachusetts.

THE BORROWER. The borrower is Silver City Galleria, L.L.C., a special purpose entity sponsored by Teacher's Retirement System of the State of Illinois (50%)
and General Growth Properties, Inc. ("GGP") (50%). GGP (NYSE: GGP) has been based in the Chicago area since its inception in 1954 and has more than 5,000 employees nationwide. GGP completed the acquisition of the Rouse Company for
$7.2 billion plus the assumption of approximately $5.4 million in debt in
August 2004. GGP owns, develops, and/or manages shopping malls in 44 states with ownership interests in and/or management responsibility for more than 215 regional shopping malls totaling more than 200 million square feet of retail space. GGP is also a third-party manager for the owners of regional malls.

THE PROPERTY. Silver City Galleria, located in Taunton, Massachusetts, is a
970,898 square foot (of which approximately 714,898 square feet is included in the collateral) regional mall situated on an approximately 147-acre parcel of land. The mall was built in 1992 and last renovated in 1999. It is anchored by
Filene's (not part of collateral), Sears (not part of collateral), JC Penney, and Steve & Barry's University Sportswear. It is expected that Dick's Sporting
Goods will be occupying approximately 50,000 square feet (7.0% of the net rentable area) beginning in October 2005. As of May 2005, the property was occupied by 103 tenants and the in-line space was 82.1% occupied. Nationally recognized tenants include H&M, Victoria's Secret, The Gap, American Eagle,
Lane Bryant and Foot Locker. As of year-end 2004, comparable in-line sales of stores less than 10,000 square feet that have reported sales figures for the past four years is $440 per square foot, yielding an occupancy cost ratio of approximately 15.3%.

THE MARKET(1). Taunton, Massachusetts is located in Southeastern Massachusetts, bordered by Rehoboth and Norton to the west, Easton to the north, Raynham and
Lakeville to the east, and Berkley and Dighton to the south. Taunton is 14 miles north of Fall River; 33 miles south of Boston; 16 miles from Providence, Rhode
Island; and 193 miles from New York City. According to the 2000 U.S. Census,
Taunton comprises a total of 47.97 square miles with a population of 49,832.
Directly opposite the property on the north side of Route 140 is the Liberty &
Union Industrial Park, a 350-acre development, which is owned and managed by a not-for-profit corporation. Tenants in the park include Jordan Furniture, which occupies a 900,000 square foot distribution center and Advo-Supercoup, which occupies a 67,000 square foot direct mailing facility. The major employment center in the area is the Myles Standish Industrial Park, located approximately
10 miles from the property off Route 140. The surrounding area is primarily residential in character consisting of single-family homes.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of GGP.

(1)  Certain information was obtained from the Silver City Galleria appraisal dated May 18, 2005.



                      LEASE ROLLOVER SCHEDULE
                 NUMBER
                  OF
                LEASES         SQUARE      % OF GLA     BASE RENT
 YEAR          EXPIRING   FEET EXPIRING    EXPIRING     EXPIRING
------------- ---------- --------------- ----------- --------------

 VACANT           N/A         77,760          10.9%        N/A
 2005 & MTM         9         10,191          1.4    $   501,809
 2006               4         12,727          1.8        391,949
 2007              19         61,575          8.6      1,553,844
 2008              13         57,680          8.1      1,219,999
 2009               6         16,011          2.2        598,372
 2010               7         16,811          2.4        545,737
 2011              10         42,474          5.9      1,168,647
 2012              11        103,668         14.5      1,466,909
 2013              10         15,881          2.2        656,550
 2014               6         50,982          7.1        641,492
 2015               5         22,664          3.2        393,443
 AFTER              3        226,474         31.7      1,626,870
-----             ---        -------        ------   -----------
 TOTAL            103        714,898        100.00%  $10,765,623

                             CUMULATIVE                                CUMULATIVE
                % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE      % OF
                  RENT          FEET        % OF GLA     BASE RENT     BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------- ------------ ------------- ------------- ------------- ------------

 VACANT            N/A         77,760         10.9%        N/A             N/A
 2005 & MTM        4.7%        87,951         12.3%       $501,809         4.7%
 2006              3.6         99,071         14.1%       $893,759         8.3%
 2007             14.4        160,646         22.7%     $2,447,603        22.7%
 2008             11.3        218,326         30.8%     $3,667,602        34.1%
 2009              5.6        234,337         33.0%     $4,265,974        39.6%
 2010              5.1        251,148         35.4%     $4,811,712        44.7%
 2011             10.9        293,622         41.3%     $5,980,359        55.6%
 2012             13.6        397,290         55.8%     $7,447,268        69.2%
 2013              6.1        413,171         58.0%     $8,103,818        75.3%
 2014              6.0        464,153         65.2%     $8,745,310        81.2%
 2015              3.7        486,817         68.3%     $9,138,753        84.9%
 AFTER            15.1        714,898        100.0%    $10,765,623       100.0%
-----            ------       -------        -----     -----------       -----
 TOTAL           100.00%


                                    24 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              SILVER CITY GALLERIA

[MAP INDICATING LOCATION OF SILVER CITY GALLERIA OMITTED]

                                    25 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              SILVER CITY GALLERIA

[PHOTO OF SILVER CITY GALLERIA OMITTED]

                                    26 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    27 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              PLASTIPAK PORTFOLIO

[5 PHOTOS OF PLASTIPAK PORTFOLIO OMITTED]

                                    28 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              PLASTIPAK PORTFOLIO



                      MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $100,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $100,000,000
 % OF POOL BY IPB:                 3.7%
 LOAN SELLER:                      PNC Bank, National Association
 BORROWER:                         TABB Realty, LLC
 SPONSOR:                          Plastipak Holdings, Inc.
 ORIGINATION DATE:                 09/  /05
 INTEREST RATE:                    5.54000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    10/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            240
 REMAINING AMORTIZATION:           240
 CALL PROTECTION:                  L(36),Def(80),0(4)
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance




              PROPERTY INFORMATION
------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Industrial/warehouse
 SQUARE FOOTAGE:           4,447,890
 LOCATION:                 Various
 YEAR BUILT/RENOVATED      Various
 OCCUPANCY:                100%
 OCCUPANCY DATE:           08/31/05
 NUMBER OF TENANTS:        2
 UW REVENUES:              $16,235,134
 UW EXPENSES:              $324,703
 UW NOI:                   $15,910,432
 UW NET CASH FLOW:         $14,846,359
 APPRAISED VALUE:          $155,725,000
 APPRAISAL DATE:           Various





                  ESCROWS
-------------------------------------------

 ESCROWS/RESERVES:     INITIAL     MONTHLY
                     ----------------------
 REQUIRED REPAIRS:     $182,875      $0
 LOC(1)              $1,000,000      $0
 OTHER(2):           $4,000,000      $0




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:       $22
 CUT-OFF DATE LTV:          64.2%(3)
 MATURITY DATE LTV:         41.6%
 UW DSCR:                   1.79x



(1)  The tenants delivered the Lender a $1,000,000 letter of credit in lieu of a cash security deposit.

(2)  The tenants are required to pay for all capital expenditures, taxes, insurance and leasing costs pursuant to their respective leases, therefore escrows will not be required unless the tenant's credit rating is downgraded. In the event of a rating downgrade, a capex reserve of $450,000 per year, reserve for leasing costs of $1 million per year and a taxes and insurance reserve will be collected.

(3)  The Cut-off Date LTV was based on a "stabilized" value for the Plant City property of $12,000,000 which assumes the occurrence of certain events in the future. We cannot assure you that these events will occur. If the
     "As-is" value of $4,950,000 for that property was used, the Cut-off Date
     LTV would be 67.3%.



                          PORTFOLIO PROPERTIES
------------------------------------------------------------------------
                                                      YEAR      SQUARE
 PROPERTY NAME              LOCATION (CITY, STATE)   BUILT      FEET
------------------------- ------------------------- ------- ------------

 MCCALLA                  McCalla, AL               2002       296,276
 PLANT CITY               Plant City, FL            1997       212,000
 PINEVILLE                Pineville, LA             2004       566,000
 CHAMPAIGN                Champaign, IL             1991       683,187
 LONGMEADOW               East Longmeadow, MA       1980       262,747
 DUNDEE                   Dundee, MI                1967       135,257
 PLYMOUTH                 Plymouth, MI              1968       128,800
 WESTLAND                 Westland, MI              1975       184,631
 JACKSON CTR HWY 65       Jackson Center, OH        1973     1,000,585
 JACKSON CTR WASH ST.     Jackson Center, OH        1970        66,000
 LIMA                     Lima, OH                  1975       126,615
 MEDINA                   Medina, OH                1960       293,076
 GARLAND                  Garland, TX               1996       408,597
 HIGHLAND                 Highlands, TX             1981        84,119
------------------------- ------------------------- ----     ---------
 TOTAL/WEIGHTED AVERAGE                                      4,447,890

                            % OF GLA    BASE RENT        LEASE          APPRAISED
 PROPERTY NAME             PORTFOLIO       PSF      EXPIRATION YEAR       VALUE
------------------------- ----------- ------------ ----------------- --------------

 MCCALLA                      6.66%       $4.25           2025        $ 13,900,000
 PLANT CITY                   4.77        $4.75           2025          12,000,000
 PINEVILLE                   12.73        $4.50           2025          30,750,000
 CHAMPAIGN                   15.36        $3.25           2025          22,000,000
 LONGMEADOW                   5.91        $3.50           2025           8,900,000
 DUNDEE                       3.04        $3.50           2025           4,300,000
 PLYMOUTH                     2.90       $10.00           2025           8,450,000
 WESTLAND                     4.15        $4.25           2025           7,500,000
 JACKSON CTR HWY 65          22.50        $2.25           2025          16,000,000
 JACKSON CTR WASH ST.         1.48        $2.50           2025           1,375,000
 LIMA                         2.85        $3.00           2025           3,300,000
 MEDINA                       6.59        $3.00           2025           8,200,000
 GARLAND                      9.19        $3.25           2025          15,400,000
 HIGHLAND                     1.89        $3.50           2025           3,650,000
-------------------------    -----      -------           ----        ------------
 TOTAL/WEIGHTED AVERAGE        100%       $3.55           2025        $155,725,000


                                    29 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              PLASTIPAK PORTFOLIO

THE LOAN. The loan is secured by first mortgage interests in 14 industrial properties comprised of approximately 4,447,890 square feet, located in 8 states.

THE BORROWER. The borrower is TABB Realty, LLC, a Michigan limited liability company whose membership interests are owned by Plastipak Holdings and William
C. Young.

William C. Young, through his Revocable Trust Agreement dated December 23, 1998, owns 75.63% of the stock in Plastipak Holdings. Multi-Investments Limited
Partnership (a Young family limited partnership) owns 13.90% of the stock in
Plastipak Holdings and the remaining ownership is held by other key principals of Plastipak Holdings.

The borrower, in conjunction with all other subsidiaries of Plastipak Holdings, has guaranteed the payment of a bond indenture of which Plastipak Holdings is the obligor. See "Description of the Mortgage Pool--Additional Debt" in the
prospectus supplement.

THE PROPERTIES. The portfolio consists of 13 light industrial properties in 8 states that are leased long-term to Plastipak Packaging, Inc. ("Plastipak") and one light industrial property that is leased long-term to Clean Tech, Inc.
("Clean Tech"). The 14 properties total 4,447,890 square feet and all leases are triple net. All of Plastipak Packaging's U.S. domestic production is produced in these properties.

THE TENANT. The tenants are Plastipak and Clean Tech, both of which are wholly owned by Plastipak Holdings. Plastipak is a 38-year old privately held container maker. They are one of the largest 200 private companies in the United States and with revenues approaching $1 billion, one of the 5 largest blow molders in their industry. Their primary business is making plastic bottles for the food and consumer industry out of PET (polyethylene terephthalate) and HDPE (high density polyethylene), although the largest percentage of their business comes from beverage containers. Plastipak's major competitors include Constar
International, Ball Corporation, Graham Packaging and Owens-Illinois.

Last year, Plastipak manufactured and distributed more than 8 billion containers worldwide for over 450 customers. They are the exclusive supplier of plastic containers to Procter & Gamble for heavy-duty, liquid laundry detergents and the largest supplier of plastic containers to Kraft Foods for their salad dressings, barbecue sauces and grated cheeses. Plastipak is also a producer of beverage bottles for Pepsi Co. and other global beverage companies. The company has more than 130 U.S. patents for package-manufacturing processes.

THE MARKETS(1). The properties are located in 12 cities in Michigan, Ohio,
Illinois, Texas, Louisiana, Alabama, Florida, and Massachusetts.

McCalla, Alabama is part of the Birmingham metropolitan area. McCalla is located approximately 18 miles southwest of the Birmingham central business district.
The property neighborhood is a commercially developed area planned by the
Jefferson County Economic Industrial Development Authority. The neighborhood has experienced recent development.

Medina, Ohio is part of the Cleveland metropolitan area. The property's overall market is part of the East North Central Region as defined by the Society of
Industrial and Office Realtors, which contains a total of nearly 2.8 billion square feet. As of year-end 2004, this region averaged a 9.5% vacancy rate with positive absorption of 32.7 million square feet, which in comparison to 21.5 million square feet of new construction provides a demand ratio of 1.52.

Plant City, Florida is part of the Tampa metropolitan area. The property is part of the overall Tampa Industrial Market, which according to CBRE's second quarter
2005 market report contains over 135 million square feet with an average vacancy rate of 4.3%, down over 120 basis points from year-end 2004. The 963,000 square feet of absorption in second quarter 2005 represents the third consecutive quarter of positive absorption. The average asking rental rate for the quarter was $6.35 per square foot net.

Pineville, Louisiana is part of the Alexandria metropolitan area. The property is located approximately 75 miles equidistant from Monroe, Baton Rouge, Lake
Charles and Shreveport. This area comprised 53.4 million square feet of industrial space averaging 8.9% vacancy at the end of 2004. Last year this market absorbed 1.7 million square feet, while new construction was only 1.2 million square feet, resulting in a demand ratio of 1.42. According to a 2004 appraisal on the property completed by Manhattan Associates, the
Alexandria/Pineville and Central Louisiana submarket has approximately 16 million square feet and a vacancy rate of 3.4%.

(1)  Certain information was obtained from the Plastipak Portfolio appraisals dated June, July and August 2005.

                                    30 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              PLASTIPAK PORTFOLIO

Champaign, Illinois is part of the Champaign-Urbana metropolitan area.
According to Coldwell Banker Commercial/Devonshire-Realty, the Champaign
industrial market is approximately 15 million square feet with a vacancy rate of 10%. Industrial rents range from $2.00 to $4.00 per square foot and average
$3.50 per square foot net. New build-to-suit warehouse/distribution space is taking place 5 miles north of the property, and is already leased.

East Longmeadow, Massachusetts is part of the Spingfield metropolitan area.
CBRE's year-end 2004 Greater Springfield Industrial Report indicates there were
40.1 million square feet in 269 buildings averaging an 8% vacancy rate, down
100 basis points from the previous year. Industrial rents range from $4.00 to
$5.50 per square foot net, while the cost of warehouse ranges from $3.25 to
$4.75 per square foot net. The Plastipak building is in the South Submarket which contains nearly 8.7 million square feet in 97 buildings and has a 0.7%
vacancy rate. East Longmeadow has a total of 3.9 million square feet in 46 buildings and also has a vacancy rate of 0.4%.

Dundee/Plymouth/Westland, Michigan is part of the Detroit metropolitan area.
According to Cushman & Wakefield's second quarter 2005 report, the Detroit industrial market experienced an increase in rental rates to $5.23 per square foot net since the beginning of the year, with over 7.8 million square feet of leasing activity year-to-date. The Detroit metro industrial market contains
540.4 million square feet with a 11.1% vacancy rate. Collier's reports a total of 445.5 million square feet of space averaging $4.98 per square foot net in second quarter 2005 with 3.7 million square feet of absorption year-to-date and
743,241 square feet under construction.

Jackson Center, Ohio is part of the Dayton metropolitan area. Jackson Center is located within 60 miles of Toledo, Columbus, Dayton, and Fort Wayne. These markets form an industrial region that contains 337.2 million square feet of industrial space with an average vacancy rate of 12.8%. Industrial rents range from $2.25 to $3.75 per square foot net. Honda's 1.6 million square foot
2800-employee Anna, Ohio engine plant is less than 10 miles away.

Garland, Texas is part of the Dallas metropolitan area. The Dallas Industrial
Market contains more than 633 million square feet of industrial space and has an average vacancy rate of 9.3%. Industrial rents are increasing in the market and various market reports show average net rents ranging between $3.57 and
$4.71 per square foot. This market recorded positive absorption of more than
3.7 million square feet in the 2nd quarter and continues a 2+ year positive trend. New completions during the quarter totaled just over 1.2 million square feet, most of which is located in 2 large build-to-suit facilities for Del
Monte Foods and FedEx.

Highlands, Texas is part of the Houston metropolitan area. Absorption has been positive for eight consecutive quarters (662,554 square feet in the first quarter of 2005) and vacancy has continued to trend downward, closing the first quarter of 2005 at 7.93%. Houston's 12 month job growth rate of 1.2% through
March 2005 produced 27,200 new jobs and the area experienced 1.6 million square feet of leasing activity in the first quarter. The Houston Industrial Market contains over 320 million square feet with average net rents for industrial space and warehouse/manufacturing reported at $5.28 per square foot and $4.08 per square foot, respectively.

THE PROPERTY MANAGEMENT. The properties are managed by Plastipak a wholly owned subsidiary of Plastipak Holdings.

                                    31 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              PLASTIPAK PORTFOLIO

[MAP INDICATING LOCATIONS OF PLASTIPAK PORTFOLIO OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             ONE WORLD TRADE CENTER

[2 PHOTOS OF ONE WORLD TRADE CENTER OMITTED]

                                    34 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             ONE WORLD TRADE CENTER


                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $90,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $90,000,000
 % OF POOL BY IPB:                 3.3%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         GREIT -- One World Trade Center,
                                   L.P.
 SPONSOR:                          G REIT, Inc.
 ORIGINATION DATE:                 07/12/05
 INTEREST RATE:                    5.17500%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance




                  ESCROWS
--------------------------------------------

 ESCROWS/RESERVES:    INITIAL     MONTHLY
                      ------      ------
 TAXES:              $543,319    $108,664
 INSURANCE:          $136,973     $17,122
 CAP EX:                   $0      $9,555
 TI/LC:              $250,000     $22,932
 REQUIRED REPAIRS:    $55,000          $0




            PROPERTY INFORMATION
---------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- CBD
 SQUARE FOOTAGE:           573,300
 LOCATION:                 Long Beach, CA
 YEAR BUILT/RENOVATED:     1989
 OCCUPANCY:                85.7%
 OCCUPANCY DATE:           07/31/05
 NUMBER OF TENANTS:        67
 HISTORICAL NOI:
   2002:                   $6,140,143
   2003:                   $7,147,243
   2004:                   $9,015,282
   TTM AS OF 03/31/05:     $9,057,993
 UW REVENUES:              $14,484,289
 UW EXPENSES:              $6,269,908
 UW NOI:                   $8,214,382
 UW NET CASH FLOW:         $7,521,974
 APPRAISED VALUE:          $131,000,000
 APPRAISAL DATE:           06/03/05




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $157
 CUT-OFF DATE LTV:          68.7%
 MATURITY DATE LTV:         63.5%
 UW DSCR:                   1.27x




                        SIGNIFICANT TENANTS

                                                                                                                       LEASE
                                                                                      SQUARE    % OF    BASE RENT    EXPIRATION
 TENANT NAME                    PARENT COMPANY                      MOODY'S/FITCH(1)   FEET     GLA        PSF          YEAR
---------------------------------------------------------------------------------------------------------------------------------

 US CUSTOMS                    United States of America                  Aaa/AAA      50,774    8.9%     $ 27.46        2012(2)
 EXECUTIVE MEETING AT HILTON   LBWTC Real Estate Partners, LLC            NR/NR       46,661    8.1%     $ 10.54(3)     2014
  LONG BEACH
 FORD, WALKER, HAGGERTY &      Ford, Walker, Haggerty & Behar, LLP        NR/NR       35,754    6.2%     $ 28.44        2006(4)
  BEHAR, LLP
 FBI                           United States of America                  Aaa/AAA      29,745    5.2%     $ 35.28        2012
 APRISO CORPORATION            Apriso Corporation                         NR/NR       26,365    4.6%     $ 24.00        2008


1  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

2  Tenant has the right to terminate a portion of its leased space (which portion shall be less than 7,124 square feet) at any time upon 30 days notice to borrower.

3  In addition to Base Rent of $10.06 per square foot, Tenant pays its proportionate share of expenses as it is a triple net lease.

4  Tenant may terminate its lease in whole or in part at any time after June 30,
   2007 upon 180 days notice to borrower.

                                    35 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             ONE WORLD TRADE CENTER

THE LOAN. The loan is secured by a first mortgage interest in an approximately
573,300 square foot office building, with a retail component, known as "One
World Trade Center," located in Long Beach, California.

THE BORROWER. The borrower, GREIT -- One World Trade Center, L.P., a California
limited partnership, is structured as a single purpose entity, for which a non-consolidation opinion was delivered at origination. The borrower is sponsored by G REIT, Inc. G REIT, Inc. is a real estate investment trust formed to acquire and operate office, industrial and service properties. G REIT, Inc.
is currently the subject of an SEC investigation and has reported that numerical and other information in its disclosure documents were incorrect as further described under "Risk Factors-Litigation or Other Legal Proceedings
Could Adversely Affect the Mortgage Loans" in the Prospectus Supplement.

THE PROPERTY(1). Built in 1989, One World Trade Center is a Class A, 27 story office building, with a retail component, containing approximately 573,300 square feet with two levels of underground parking and surface parking. One
World Trade Center is situated on approximately 4.1 acres on Ocean Boulevard in downtown Long Beach, California. The two story retail component is separate but adjacent to the office building and surrounds an open air courtyard. The courtyard was recently renovated and a walkway was added from an adjacent
Hilton Hotel to the "Hilton Conference Center" located within One World Trade
Center. The retail component and the office building are connected on the first, second, and third levels. The ground floor of One World Trade Center contains three main lobbies. The primary lobby is oriented toward Ocean
Boulevard. The other two lobbies connect with the retail component. One World
Trade Center includes a two story atrium at the front entrance. Given its height and location, One World Trade Center provides water views.

THE MARKET(1). Long Beach, California encompasses a land area of approximately
50 square miles, is situated in the southern portion of Los Angeles County and is one of the largest incorporated cities in Los Angeles County. The Long Beach central business district is in a redevelopment area that incorporates most of downtown. The Long Beach central business district Redevelopment Area was established in 1975 and contains approximately 420 acres. Since its inception, over $3 billion of government and private funds have been invested in the downtown area. One World Trade Center is located approximately one block from the Long Beach Civic Center and approximately one-half mile from the Long Beach
Convention Center. The nearest Blue Line train stop, which provides service to downtown Los Angeles, is located approximately one-quarter mile from One World
Trade Center. Regional access to One World Trade Center is provided by the Long
Beach Freeway (Interstate 710) located approximately one-half block from One
World Trade Center. Based upon rent comparables from other properties, the appraisal concluded that market rent for office space at One World Trade Center is $24.60 per square foot, with an average vacancy rate of 14.0% attributed for the comparables.

PROPERTY MANAGEMENT. The property is managed by Triple Net Properties Realty,
Inc., an affiliate of the borrower.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the One World Trade Center appraisal dated June 3, 2005.



                             LEASE ROLLOVER SCHEDULE

            NUMBER                                           % OF      CUMULATIVE                                CUMULATIVE %
              OF       SQUARE      % OF                      BASE        SQUARE      CUMULATIVE    CUMULATIVE      OF BASE
            LEASES      FEET        GLA      BASE RENT       RENT         FEET        % OF GLA     BASE RENT        RENT
 YEAR      EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------- ---------- ---------- ---------- -------------- ---------- ------------- ------------- ------------- --------------

 VACANT                81,801      14.3%            N/A       N/A           N/A          N/A               N/A       N/A
 MTM         13        23,606       4.1     $   273,475       2.8%      107,386         18.4%      $   273,475       2.4%
 2005         6        19,641       3.4         499,267       3.9       124,327         21.8%      $   772,742       6.7%
 2006        12        57,561      10.0       1,537,203      13.4       181,888         31.9%      $ 2,309,945      20.1%
 2007         5        27,349       4.8         654,943       5.7       209,237         36.6%      $ 2,964,888      25.8%
 2008         6        45,476       7.9         960,881       8.4       254,713         44.6%      $ 3,925,769      34.2%
 2009         8        68,475      11.9       1,734,303      15.1       323,188         56.5%      $ 5,660,072      49.3%
 2010         9        62,263      10.9       1,382,345      12.1       386,172         67.4%      $ 7,042,417      61.4%
 2011         3        11,429       2.0         294,868       2.6       397,601         69.4%      $ 7,337,285      64.0%
 2012        11       111,133      19.4       3,184,365      27.7       508,734         88.7%      $10,521,649      91.7%
 2013         0             0       0.0               0       0.0       508,734         88.7%      $10,521,649      91.7%
 2014         3        46,661       8.1         491,923       4.3       555,395         96.9%      $11,013,573      96.0%
 2015         2        17,905       3.1         459,134       4.0       573,300        100.0%      $11,472,706     100.0%
 AFTER        0             0       0.0               0       0.0       573,300        100.0%      $11,472,706     100.0%
-----        --       -------     -----     -----------     -----       -------        -----       -----------     -----
TOTAL        78       573,300     100.0%    $11,472,706     100.0%


                                    36 of 78
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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             ONE WORLD TRADE CENTER

[MAP INDICATING LOCATION OF ONE WORLD TRADE CENTER OMITTED]

                                    37 of 78
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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO

[5 PHOTOS OF WESTERN US ALLIANCE PORTFOLIO OMITTED]

                                    38 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO



                   MORTGAGE LOAN INFORMATION
----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $70,750,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $70,750,000
 % OF POOL BY IPB:                 2.6%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Behringer Harvard Western
                                   Portfolio LP
 SPONSOR:                          Behringer REIT I, Inc.
 ORIGINATION DATE:                 07/20/05
 INTEREST RATE:                    5.07650%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition




                    ESCROWS
------------------------------------------------
 ESCROWS/RESERVES:     INITIAL       MONTHLY
                       --------      --------

 TAXES:                $909,670      $114,181
 INSURANCE:            $51,820       $7,403
 CAPEX:                $0            $8,100
 TI/LC:                $0            $40,499




            PROPERTY INFORMATION
---------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio
 TITLE:                      Fee
 PROPERTY TYPE:              Office-Suburban
 SQUARE FOOTAGE:             485,989
 LOCATION:                   Various
 YEAR BUILT/RENOVATED:       Various
 OCCUPANCY:                  100%
 OCCUPANCY DATE:             06/13/05
 NUMBER OF TENANTS:          8
 HISTORICAL NOI:
   TTM AS OF 05/31/05:       $7,364,740
 UW REVENUES:                $9,999,318
 UW EXPENSES:                $3,249,594
 UW NOI:                     $6,749,724
 UW NET CASH FLOW:           $6,166,537
 APPRAISED VALUE:            $95,650,000
 APPRAISAL DATE:             Various




       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $146
 CUT-OFF DATE LTV:        74.0%
 MATURITY DATE LTV:       68.3%
 UW DSCR:                 1.34x




                              PORTFOLIO PROPERTIES
                                                                                              % OF
                                                                     YEAR       SQUARE      PORTFOLIO      ALLOCATED LOAN
 PROPERTY NAME                          LOCATION (CITY, STATE)       BUILT       FEET          GLA             AMOUNT
-----------------------------------   --------------------------   --------   ----------   -----------    ----------------

 WESTERN US ALLIANCE DATA SYSTEMS     Dallas, TX                     1998       230,061       47.30%         $26,750,000
 SW CENTER                            Tigard, OR                     2001        88,335       18.20           15,375,000
 GATEWAY 23                           Diamond Bar, CA                1999        71,739       14.80           13,000,000
 GATEWAY 22                           Diamond Bar, CA                1999        55,095       11.30            9,750,000
 GATEWAY 12                           Diamond Bar, CA                1999        40,759        8.40            5,875,000
-----------------------------------   --------------------------     ----       -------      ------          -----------
 TOTAL/WEIGHTED AVERAGE                                                         485,989      100.00%         $70,750,000


                                    39 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO

THE LOAN. The loan is secured by a first mortgage interest in five Class B+
office buildings totaling approximately 485,989 square feet. The properties are located in Los Angeles, California, Tigard, Oregon and Dallas, Texas.

THE BORROWER. The borrower, Behringer Harvard Western Portfolio LP, is a single purpose entity controlled by the sponsor, Behringer Harvard REIT I, Inc.
("Behringer"). Behringer Harvard Western Portfolio LP is a national real estate investment fund sponsor offering a family of real estate funds to the public through the independent broker-dealer community. Behringer was formed in June
2002 to invest in office buildings and other commercial properties. Behringer was launched in 2004 and currently holds a total of nine properties with approximately 1.9 million square feet of institutional office space in seven separate markets. As of December 31, 2004, Behringer had raised approximately
$115 million in equity.

THE PROPERTY. The Western US Alliance portfolio is comprised of five Class B+
office buildings totaling approximately 485,989 square feet. The five properties are all cross-collateralized.

WESTERN ALLIANCE DATA

The property consists of two 3-story Class B+ office buildings containing
230,061 square feet. The collateral occupies over 10 acres and also includes a parking deck with a 312 vehicle capacity. The buildings were built in 1998 and
2000 and are located in the Richardson/Plano area of the Dallas market. Both buildings are 100% occupied by a single tenant, Alliance Data Systems, whose lease expires on October 31, 2010 with two 5-year renewal options. Alliance
Data Systems, is a private-label credit card service, providing transaction and marketing services to over 300 clients. Alliance Data Systems, based out of
Waterview Parkway, in Dallas, Texas provides CRM-based transaction and marketing services for companies located in North America. Alliance Data
Systems provides payment processing, private label credit, billing, customer care, and loyalty and database marketing services to the retail, petroleum, financial services, utility, and transportation markets.

The property houses over 1,000 employees and is the corporate headquarters for
Alliance Data Systems.

GATEWAY 12

The property consists of one 2-story Class B+ office building containing 40,759 square feet. The building was built in 1999 and is located in Diamond Bar,
California, a suburb of Los Angeles. The building is 100% occupied by a single tenant, Goodrich Corporation, whose lease expires on November 30, 2011 with one
5-year renewal option. Goodrich Corporation, a Fortune 500 company, is a global supplier of systems and services to the aerospace and defense industries. The property serves as an operational office and engineering department for the company's industrial winch division.

The property is located in the master-planned Gateway Corporate Center office park in Los Angeles' San Gabriel Valley and offers views, nearby amenities and is located directly off the Pomona Freeway and the Orange Freeway. Gateway
Corporate Center offers a premier location that gives its tenants the ability to serve clients in both Orange County and Los Angeles.

GATEWAY 22

The property consists of one 2-story Class B+ office building containing 55,095 square feet. The building was built in 1999 and is located in Diamond Bar,
California, a suburb of Los Angeles. The building is 100% occupied by a single tenant, Allstate, whose lease expires on December 31, 2009 with two 5-year renewal options. The Allstate Corporation ("Allstate") is based in Northbrook,
Illinois. Allstate is the nation's largest publicly held personal lines insurer. A Fortune 50 company with $149 billion in assets, Allstate sells 13 major lines of insurance, including auto, property, life and commercial.
Allstate also offers retirement and investment products and banking services.

Allstate has operations in 49 states and Canada, insuring one out of every eight autos and homes in the U.S. Allstate encompasses approximately 70,000 professionals, including nearly 39,000 employees, more than 13,000 agents and financial specialists, and licensed sales professionals. Allstate had over
$33.9 billion in annual revenues in 2004 along with $3.2 billion in annual net income.

GATEWAY 23

The property consists of one 3-story Class B+ office building containing 71,739 square feet. The building was built in 1999 and is located in Diamond Bar,
California. The building is 100% occupied by a single tenant, Allstate, whose lease expires on December 31, 2009 with two 5-year renewal options.

-------------------------------------------------------------------------------

                                    40 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO

SOUTHWEST CENTER

The property consists of one 3-story Class B+ office building containing 88,335 square feet. The building was built in 2001 and is located in Tigard, Oregon, a suburb of the Portland market. The building is 100% occupied by four tenants.
Two of four tenants, Allstate and United Healthcare lease more than 79,475 square feet, approximately 90% of the net rentable area.

United Healthcare along with its sister company Uniprise Solutions, serves more than 18 million individual customers. They provide access to care from more than 470,000 physicians and 4,500 hospitals across all 50 states and in 4 international markets, with more than 5,000 employees worldwide. United
Healthcare is the largest business unit of the parent company, United Health
Group, Inc. ("United Health"), a Fortune 100 company. United Health serves more than 50 million patients. United Health had over $37 billion in revenues and reported a profit of more than $4 billion in 2004.

The property is located in Portland, Oregon in the Kruse Way Corridor, approximately one-half mile from Interstate 5. Interstate 5 provides access to
Southwest Center, as does nearby public transportation. The property features a parking ratio of 4 spaces per 1,000 square feet. Southwest Center is located in close proximity to the executive housing located in the communities of Lake
Oswego and Dunthorpe.

THE MARKET(1).

WESTERN ALLIANCE DATA

The property is located within the Richardson/Plano submarket at the convergence of three cities: Richardson, Plano and Dallas. Although most of
Dallas is within Dallas County, the property is situated in a part of Dallas that is within Collin County. The immediate vicinity of the property is approximately ten miles north of the Dallas central business district. Central
Expressway is located approximately two miles east of the property. This highway extends north from Galveston through Texas and is primarily known as
Interstate 45.

The average vacancy rate for Class B buildings in the Richardson/Plano submarket is 18.5%. The submarket's average Class B rental rate is $15.26 per square foot. The Richardson/Plano submarket is comprised of 19.549 million square feet of office space. This total consists of 6.2 million square feet of
Class A office space, 12.25 million square feet of Class B office space, and
1.0 million square feet of Class C office space. The average vacancy for Class
A, B, and C office space in the Richardson/Plano submarket is 19.47%, 18.5%, and 10.8% respectively. Within the Richardson/Plano submarket, there is one
55,000 square foot building now under construction and two projects comprising
78,000 square feet were delivered in 2004. All of these properties are 100%
pre-leased.

GATEWAY 12, GATEWAY 22 AND GATEWAY 23

The properties are located in the San Gabriel Valley area of Los Angeles
County; a region located east of downtown Los Angeles in the northern portion of Diamond Bar, just east of the Orange Freeway in the San Gabriel Valley.
Diamond Bar is located in the southeastern portion of Los Angeles County, west of the San Bernardino County line and two miles north of the Orange County border.

According to the first quarter 2005 REIS, Inc. MetroTrend report for Los
Angeles County, this office submarket is comprised of 156 buildings with a total rentable area of 9.75 million square feet. The weighted average vacancy rate for the market is 9.3% and the asking rent as of 1st quarter 2005 was
$21.81 per square foot. According to the CBRE first quarter 2005 Regional
Office Market Report, the subject is located in the San Gabriel Valley office market which contains approximately 12,624,341 square feet in 174 buildings.
San Gabriel Valley maintains the lowest vacancy rate of the entire Los Angeles region at 6.1% verses a 12.6% vacancy rate for the entire Los Angeles County office market. Within the San Gabriel Valley market, Diamond Bar has a vacancy rate of 2.06%

SOUTHWEST CENTER

The property is located in Tigard, which is in the Portland, Oregon market, and within the Washington Square submarket. Tigard, Oregon is located southwest of
Highway 217 in the community of King City. Tigard is bordered by Beaverton on the north and Tualatin on the south. The Portland metropolitan area has a population of approximately 1.9 million and constitutes the 25th largest metropolitan area in the country.

First quarter 2005 continues to show increased leasing with overall vacancy rates declining slightly from 13.7% to 13%. One year ago, overall vacancy rates were nearly 17%. The Portland market experienced rapid leasing velocity in
2004, recording over 1.3 million square feet of positive net absorption of office space. Absorption levels for Portland's suburban office market have averaged more than 400,000 square feet annually from 1999 through 2004. Overall average asking lease rates for the Portland Metro was $18.83 per square foot.
The Washington Square submarket lease rates average $20.89 per square foot.
Construction activity continues to be slow with only 142,191 square feet currently under construction-the lowest level in ten years.

-------------------------------------------------------------------------------

1  Certain information was obtained from the Western Alliance Data Systems appraisal dated June 30, 2005 and Gateway 22 appraisal dated July 12, 2005.

                                    41 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO

PORTFOLIO PROPERTIES



                       LARGEST TENANTS
                                                                                                        BASE        LEASE
                                                                                  SQUARE      % OF      RENT      EXPIRATION
 PROPERTY NAME            LOCATION (CITY, STATE)    MAJOR TENANT                   FEET      GLA(1)      PSF         YEAR
-----------------------  ------------------------- ---------------------------  ---------   -------- -----------  ----------

 WESTERN US ALLIANCE
   DATA SYSTEMS           Dallas, TX               Alliance Data Systems         230,061      100%     $13.04        2010
 SW CENTER                Tigard, OR               Allstate Insurance Company     48,760     55.2%     $25.68        2009
 GATEWAY 23               Diamond Bar, CA          All State Insurance Company    71,739      100%     $17.52        2009
 GATEWAY 22               Diamond Bar, CA          All State Insurance Company    55,095      100%     $16.68        2009
 GATEWAY 12               Diamond Bar, CA          Goodrich                       40,759      100%     $14.88        2011


1  % of GLA represents the percentage of gross leasable area that the anchor tenant occupies in the related Western US Alliance Portfolio property.



                             LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                   BASE      % OF BASE      SQUARE      CUMULATIVE   CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA      RENT         RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ---------- ---------- ----------- ------------ ------------ ------------ ------------- ------------- --------------

 VACANT           N/A         N/A        N/A            N/A        N/A           N/A         N/A             N/A          N/A
 2005 & MTM       N/A         N/A        N/A            N/A        N/A           N/A         N/A             N/A          N/A
 2006              3       37,531        7.7%    $  897,081       11.3%       37,531         7.7%       $897,081         11.3%
 2007              0            0        0.0              0        0.0        37,531         7.7%       $897,081         11.3%
 2008              0            0        0.0              0        0.0        37,531         7.7%       $897,081         11.3%
 2009              3      173,684       35.7      3,379,218       42.4       211,215        43.5%     $4,276,299         53.7%
 2010              1      230,061       47.3      3,000,650       37.7       441,276        90.8%     $7,276,949         91.4%
 2011              2       44,713        9.2        685,574        8.6       485,989       100.0%     $7,962,523        100.0%
 2012              0            0        0.0              0        0.0       485,989       100.0%     $7,962,523        100.0%
 2013              0            0        0.0              0        0.0       485,989       100.0%     $7,962,523        100.0%
 2014              0            0        0.0              0        0.0       485,989       100.0%     $7,962,523        100.0%
 2015              0            0        0.0              0        0.0       485,989       100.0%     $7,962,523        100.0%
 AFTER             0            0        0.0              0        0.0       485,989       100.0%     $7,962,523        100.0%
-----             --      -------      -----     ----------      -----       -------       -----      ----------        -----
 TOTAL             9      485,989      100.0%    $7,962,523      100.0%


                                    42 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                         WESTERN US ALLIANCE PORTFOLIO

[4 MAPS INDICATING LOCATIONS OF WESTERN US ALLIANCE PORTFOLIO OMITTED]

                                    43 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CREEKSIDE APARTMENTS

[2 PHOTOS OF CREEKSIDE APARTMENTS OMITTED]

                                    44 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CREEKSIDE APARTMENTS



                     MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $68,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $68,000,000
 % OF POOL BY IPB:                   2.5%
 LOAN SELLER:                        Eurohypo AG, New York
                                     Branch
 BORROWER:                           Creekside Associates, Ltd.
 SPONSOR:                            Israel Feit
 ORIGINATION DATE:                   07/12/05
 INTEREST RATE:                      5.11500%
 INTEREST ONLY PERIOD:               60 Months
 MATURITY DATE:                      08/11/15
 AMORTIZATION TYPE:                  IO-Balloon
 ORIGINAL AMORTIZATION:              360 Months
 REMAINING AMORTIZATION:             360 Months
 CALL PROTECTION:                    L(24),Def(94),O(1)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           Springing(1)
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               N/A
 LOAN PURPOSE:                       Refinance


1  Upon an event of default.



                    ESCROWS
-----------------------------------------------
 ESCROWS/RESERVES:      INITIAL      MONTHLY
                        ------       -------

 TAXES:                 $104,026     $52,013
 INSURANCE:             $ 41,331     $24,817
 CAPEX:                 $ 21,375     $21,375
 REQUIRED REPAIRS:      $  6,250     $0




               PROPERTY INFORMATION
---------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily- Garden
 UNITS:                    1,026
 LOCATION:                 Bensalem, PA
 YEAR BUILT:               1971
 OCCUPANCY:                94.4%
 OCCUPANCY DATE:           05/31/05
 HISTORICAL NOI:
   2003:                   $5,010,982
   2004:                   $5,472,420
 TTM AS OF 04/30/05:       $5,353,043
 UW REVENUES:              $9,391,177
 UW EXPENSES:              $3,749,840
 UW NOI:                   $5,641,337
 UW NET CASH FLOW:         $5,384,837
 APPRAISED VALUE:          $85,000,000
 APPRAISAL DATE:           06/01/05




           FINANCIAL INFORMATION
--------------------------------------------

 CUT-OFF DATE LOAN/UNIT:     $66,277
 CUT-OFF DATE LTV:           80.0%
 MATURITY DATE LTV:          73.9%
 UW DSCR:                    1.21x




                             MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
          UNIT MIX          NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT        MARKET RENT
------------------------- --------------- --------------- -------------- ------------- ------------------ -----------------

 ONE BEDROOM                     524            621           325,560          46.8%           $810              $812
 TWO BEDROOM                     502            737           369,974          53.2            $859              $865
-------------------------      -----            ---           -------         -----            ----              ----
 TOTAL/WEIGHTED AVERAGE        1,026            678           695,534         100.0%           $834              $838


                                    45 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CREEKSIDE APARTMENTS

THE LOAN. The Creekside Apartments loan is secured by a first mortgage interest in a 1,026-unit garden-style multifamily property located in Bensalem,
Pennsylvania.

THE BORROWER. The borrower is Creekside Associates, Ltd., a special purpose entity controlled by Israel Feit. Mr. Feit owns 10% of the partnership interests in the borrower and also owns and controls Creekside Management LLC, the general partner of the borrower. Mr. Feit is an owner and manager of the
Feit Management Company and has been a real estate investor since 1970. In addition, he has owned and/or managed over 2,600 units of multifamily housing since 2001. (The remaining equity in the borrower is held by fifteen other individuals, with no single person owning more than a 10% interest.)

THE PROPERTY. Creekside Apartments is located on Knights Road in Bensalem,
Pennsylvania. The 37-acre site has frontage and vehicular access on both
Knights Road to the south and Dunks Ferry Road to the north. The Pennsylvania
Turnpike (Interstate 276) is located two miles to the north and Interstate 95 is located two miles to the southeast of the property. The property's immediate vicinity consists of a mix of retail and residential uses and is characterized by residential apartment complexes, single-family residences, retail shops, supermarkets, and chain discount stores. Constructed in 1971, the site is improved with a three-story garden apartment community containing 1,026 units in 171 six-unit buildings. The property's unit mix consists of one and two bedroom units with an average unit size of 678 square feet. The property has a
3,420 square foot community center with a central laundry room for residents as well as classroom space. In addition, there are four playgrounds interspersed throughout the property and 1,223 striped surface parking spaces (including 87 handicapped spaces). As of May 2005, the property was 94.4% occupied.

THE MARKET(1). The property is located in Bucks County in suburban Philadelphia, approximately 25 miles north of the Philadelphia central business district. The population of Bucks County increased at a compounded annual rate of 0.96% and employment grew at an average compound rate of 1.77% from 1999 to 2004. Bucks
County accounted for 11.73% of Philadelphia's employment in 2004 and has an average household income of $101,700 as of year-end 2004.

The property is located in Bensalem Township in an area known as Lower Bucks, a portion of Bucks County that lies closest to Philadelphia and just west of New
Jersey. The Lower Bucks County apartment submarket has an overall vacancy rate of 3.2% as of the first quarter 2005 and no new projects under construction.
The effective rental rate is $795 per unit, and has increased annually at an average rate of 3.0% over the past eight years. The properties located within one mile of the property have an average vacancy rate of 6% and were built around 1971.

PROPERTY MANAGEMENT. The property is managed by Feit Management Company, an affiliate of the borrower.
-------------------------------------------------------------------------------

1  Certain information was obtained from the Creekside Apartments appraisal dated June 1, 2005.

                                    46 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CREEKSIDE APARTMENTS

[MAP INDICATING LOCATION OF CREEKSIDE APARTMENTS OMITTED]

                                    47 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                 GATEWAY CENTER

[2 PHOTOS OF GATEWAY CENTER OMITTED]

                                    48 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                 GATEWAY CENTER



                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $65,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $64,874,218
 % OF POOL BY IPB:                 2.4%
 LOAN SELLER:                      LaSalle Bank National
                                   Association
 BORROWER:                         Hertz Gateway Center, LP
 SPONSOR:                          Isaac Hertz, Judah Hertz,
                                   Sarah Hertz, William Z. Hertz
 ORIGINATION DATE:                 06/30/05
 INTEREST RATE:                    5.40000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    07/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           358 months
 CALL PROTECTION:                  L(24),Def(93),O(1)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance




                     ESCROWS
--------------------------------------------------

 ESCROWS/RESERVES:       INITIAL        MONTHLY
                         -------        -------
 TAXES:                 $1,031,881      $171,980
 INSURANCE:               $310,011       $38,751
 CAPEX:                         $0       $24,407
 TILC:                          $0      $152,543




             PROPERTY INFORMATION
-----------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- CBD
 SQUARE FOOTAGE:             1,464,595
 LOCATION:                   Pittsburgh, PA
 YEAR BUILT/RENOVATED:       1960/2000
 OCCUPANCY:                  80.5%
 OCCUPANCY DATE:             06/30/05
 NUMBER OF TENANTS:          141
 HISTORICAL NOI:
  2002:                      $8,679,809
  2003:                      $8,119,990
  2004:                      $7,843,471
  TTM AS OF 03/31/05:        $7,664,748
 UW REVENUES:                $23,908,925
 UW EXPENSES:                $15,146,642
 UW NOI:                     $8,762,283
 UW NET CASH FLOW:           $7,126,611
 APPRAISED VALUE:            $85,000,000
 APPRAISAL DATE:             06/06/05




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $44
 CUT-OFF DATE LTV:          76.3%
 MATURITY DATE LTV:         63.7%
 UW DSCR:                   1.63x




                               SIGNIFICANT TENANTS
                                                                                                                      LEASE
                                                                       MOODY'S/    SQUARE     % OF     BASE RENT   EXPIRATION
 TENANT NAME                    PARENT COMPANY                          FITCH1      FEET       GLA        PSF         YEAR
------------------------------ ------------------------------------- ----------- --------- --------- ------------ -----------

 DOLLAR BANK                   Dollar Bank, Federal Savings Bank        NR/NR      90,874      6.2%     $19.50        2010
 CBS BROADCASTING              Viacom, Inc.                            A3/BBB+     63,615      4.3%     $14.14        2009
 STRATEGIC ENERGY LLC          Strategic Energy LLC                    Baa3/BBB    39,355      2.7%     $17.21        2008
 LEBOUF, LAMB, GREEN & MCRAE,
  L.L.P.                       LeBouf, Lamb, Green & McRae, L.L.P.      NR/NR      30,939      2.1%     $18.31        2006
 BABST, CALLAND, CLEMENTS &
  ZOMNIR                       Babst, Calland, Clements & Zomnir        NR/NR      38,653      2.6%     $17.74        2008(2)


1   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

2   Tenant has a termination right effective as of December 31, 2006.

                                    49 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                 GATEWAY CENTER

THE LOAN. The loan is secured by a first mortgage interest in approximately
1,464,595 square feet located in a four building office complex known as
"Gateway Center," in Pittsburgh, Pennsylvania.

THE BORROWER. The borrower, Hertz Gateway Center, LP, a Delaware limited partnership, was structured as a special purpose entity for which a non-consolidation opinion was delivered at origination. The sponsors of the borrower are members of the Hertz family. The Hertz family, through related entities, have been involved in acquiring, marketing and managing commercial properties for over 25 years.

THE PROPERTY(1). The property consists of four Class A office buildings totaling approximately 1,464,595 square feet and occupying the southwest and northwest corners of Liberty Avenue and Stanwix Street in the central business district of
Pittsburgh.2 The property is located near the Allegheny River on approximately
8.8 acres. The property includes two interconnected underground garages. Of the
141 tenants, no one tenant occupies more than 6.2% of the total space or pays more than 8.9% of the total rent. One Gateway Center has 20 stories and approximately 344,061 square feet; Two Gateway Center has 20 stories and approximately 324,145 square feet; Three Gateway Center has 25 stories and approximately 370,924 square feet; and Four Gateway Center has 22 stories and approximately 425,465 square feet. One, Two, and Three Gateway Center were built in 1952, renovated in 2000 and are of a cruciform design.3 Four Gateway Center was built in 1960, renovated in 2000 and is a rectangular design. All of the buildings are interconnected on lower levels. The buildings provide river and downtown views and are within walking distance of downtown restaurants and shopping. Features include multi-story atriums, card controlled access and on site 24 hour security. Public transportation access to the property is provided by the "T" subway station located one block from the property.

THE MARKET(1). Pittsburgh, Pennsylvania is centrally located within Allegheny
County and encompasses approximately 55 square miles on the northerly and southerly sides of the Allegheny, Monongahela, and Ohio Rivers. The predominant use in the Pittsburgh central business district is office space, with a governmental presence (the City of Pittsburgh is the County Seat of Allegheny
County), cultural facilities, hotels and restaurants. The expansion of the
Pittsburgh Convention Center has recently occurred within the Pittsburgh central business district. In addition, the immediate area between the expanded
Convention Center and Point State Park (located within walking distance from the property) is being upgraded to a river walk along the south bank of the
Allegheny River. The Pittsburgh central business district is often referred to as the "Golden Triangle." This half mile triangular area is bordered on the north by the Allegheny River and the south by the Monongahela River extending east to the Crosstown Boulevard (Interstate 579). The aforementioned two rivers join at the triangle's apex to form the Ohio River. Based upon the appraisal, market rent for office space at the property is $17.00 per square foot.

PROPERTY MANAGEMENT. The property is managed by the Hertz Investment
Corporation, an affiliate of the borrower.
-------------------------------------------------------------------------------

1   Certain information was obtained from the Gateway Center appraisal dated
    June 6, 2005.

2   A portion of the mortgage encumbers property commonly known as the "Hilton
    Parcel". The Hilton Parcel was not considered part of the collateral for the mortgage loan for underwriting purposes and thus was given no value during the underwriting of the loan. The borrower may request a release of the mortgage on the Hilton Parcel after it satisfies certain administrative provisions in the loan documents.

3   As a result of a recent City of Pittsburgh water main break, a portion of the property below grade level, including the parking garage that services
    One, Two, and Three Gateway Center suffered flood damage. This damage is currently being repaired. The parking garage is expected to re-open on
    September 12, 2005.



                            LEASE ROLLOVER SCHEDULE

                                                                  % OF      CUMULATIVE    CUMULATIVE                   CUMULATIVE
             NUMBER                     % OF                      BASE        SQUARE         % OF       CUMULATIVE        % OF
           OF LEASES    SQUARE FEET      GLA       BASE RENT      RENT         FEET          GLA         BASE RENT        BASE
 YEAR       EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING     RENT EXPIRING
-------   ----------- -------------- ---------- -------------- ---------- ------------- ------------- -------------  ---------------

 VACANT                    285,260      19.5%           N/A        N/A            N/A         N/A               N/A        N/A
 MTM            7               28       0.0    $        --        0.0%       285,288        19.5%               --        0.0%
 2005          45           89,649       6.1      1,429,376        7.2        374,937        25.6%      $ 1,429,376        7.2%
 2006          60          138,112       9.4      2,566,379       12.8        513,049        35.0%      $ 3,995,755       20.0%
 2007          48          109,861       7.5      2,081,498       10.4        622,910        42.5%      $ 6,077,253       30.4%
 2008          86          260,663      17.8      4,449,123       22.3        883,573        60.3%      $10,526,376       52.7%
 2009          36          157,402      10.7      2,637,600       13.2      1,040,975        71.1%      $13,163,975       65.9%
 2010          31          158,511      10.8      2,788,602       14.0      1,199,486        81.9%      $15,952,577       79.8%
 2011          16           69,147       4.7        830,410        4.2      1,268,633        86.6%      $16,782,987       84.0%
 2012           2            7,686       0.5        130,662        0.7      1,276,319        87.1%      $16,913,649       84.6%
 2013           6           40,139       2.7        738,993        3.7      1,316,458        89.9%      $17,652,642       88.3%
 2014          13          125,261       8.6      1,861,803        9.3      1,441,719        98.4%      $19,514,444       97.7%
 2015           3           10,687       0.7        252,246        1.3      1,452,406        99.2%      $19,766,690       98.9%
 AFTER          2           12,189       0.8        215,889        1.1      1,464,595       100.0%      $19,982,580      100.0%
 -----        ---        ---------     ------   -----------      ------     ---------       -----       -----------      -----
 TOTAL        355        1,464,595     100.00%  $19,982,580      100.00%


                                    50 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                 GATEWAY CENTER

[PHOTO OF GATEWAY CENTER OMITTED]

                                    51 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                 GATEWAY CENTER

[MAP INDICATING LOCATION OF GATEWAY CENTER OMITTED]

                                    52 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    53 of 78

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          ROUNDY'S DISTRIBUTION CENTER

[3 PHOTOS OF ROUNDY'S DISTRIBUTION CENTER OMITTED]

                                    54 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          ROUNDY'S DISTRIBUTION CENTER



                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $55,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $55,000,000
 % OF POOL BY IPB:                 2.0%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Pabst Farms -- RDC, LLC
 SPONSOR:                          Peter Paul Bell
 ORIGINATION DATE:                 08/09/05
 INTEREST RATE:                    4.70000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    09/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            264 months
 REMAINING AMORTIZATION:           264 months
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  Yes
 ADDITIONAL DEBT TYPE:             B-Note(1)
 LOAN PURPOSE:                     Refinance




                   ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:     INITIAL        MONTHLY
                       -------        --------

 OTHER:                $334,654(2)    $0




                       PROPERTY INFORMATION
------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Leasehold
 PROPERTY TYPE:              Industrial -- Warehouse/Distribution
 SQUARE FOOTAGE:             1,082,200
 LOCATION:                   Oconomowoc/Summit, WI
 YEAR BUILT/RENOVATED:       2005
 OCCUPANCY:                  100%
 OCCUPANCY DATE:             09/01/05
 NUMBER OF TENANTS:          1
 UW REVENUES:                $6,388,440
 UW EXPENSES:                $191,653
 UW NOI:                     $6,196,787
 UW NET CASH FLOW:           $5,823,193
 APPRAISED VALUE:            $86,450,000
 APPRAISAL DATE:             07/01/05




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $51
 CUT-OFF DATE LTV:          63.6%
 MATURITY DATE LTV:         43.0%
 UW DSCR:                   1.45x




                               SIGNIFICANT TENANTS
                                                                                                                     LEASE
                                                               MOODY'S/                    % OF       BASE RENT   EXPIRATION
 TENANT NAME                     PARENT COMPANY                FITCH(3)    SQUARE FEET      GLA          PSF         YEAR
------------------------------- ---------------------------- ----------- -------------- -----------  ----------- -----------

 ROUNDY'S DISTRIBUTION CENTER   Roundy's Supermarket, Inc.      Ba3/NR      1,082,200      100.0%       $5.84        2020


1   B-Note in the amount of $18.5 million is held by Scottsdale Capital LLC, an affiliate of the borrower. Of the $18.5 million, $6 million was funded at origination.

2   First month's debt service payment.

3   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    55 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          ROUNDY'S DISTRIBUTION CENTER

THE LOAN. The loan is secured by a first mortgage on a leasehold interest in approximately 1,082,200 square feet of warehouse/distribution and related support space. The property is located in Oconomowoc and Summit, Wisconsin. The loan is structured with a 22 year amortization schedule.

THE BORROWER. The borrower, Pabst Farms -- RDC, LLC, a Wisconsin limited liability company, is structured as a special purpose entity, for which a non-consolidation opinion was delivered at origination. The sponsor of the borrower is Peter Paul Bell. Mr. Bell has over 30 years of experience developing, owning and managing commercial real estate. Mr. Bell is the developer of "Pabst Farms," the development where the property is located.

THE PROPERTY(1). The property totals approximately 114 acres and is located in the Pabst Farms development. Pabst Farms is an approximately 1,500 acre master planned community which integrates residential, retail and commercial development. Other tenants located in the commercial area of the development include the Ace Precision Headquarters building and a Harley Davidson dealership. The property is improved with three newly constructed buildings consisting of a combined total of approximately 1,082,200 square feet. The main industrial building, a warehouse/ distribution center, has approximately
1,065,500 square feet and consists of three major sections on the main floor;
dry, refrigerated and storage space. Mezzanine office space is also located in the main industrial building. The secondary buildings consist of an approximately 16,500 square foot maintenance building and an approximately 200 square foot guardhouse. The property was built-to-suit one tenant, Roundy's
Supermarket, Inc. ("Roundy's"). Tenant improvements installed on behalf of and paid for by Roundy's had an estimated value of approximately $32.9 million.
Roundy's, founded in 1872, is a Fortune 500 company and is the nation's eighth largest grocery wholesaler, providing wholesale distribution of food and non-food products to supermarkets and warehouse food stores. Roundy's also operates retail grocery stores under the names Pick 'n Save, Copps Food Stores and Rainbow Food Stores and recently had the grand opening of an approximately
66,000 square foot Pick 'n Save in Pabst Farms. Roundy's has seven lease extension options of five years each. In the first quarter of 2005, Roundy's had net sales and service fees of approximately $911.4 million and net income of approximately $10.7 million.

THE MARKET(1). The property is located in Waukesha County, which is located in the southeastern section of Wisconsin within the Milwaukee metropolitan area.
Major industrial employers in the Milwaukee metropolitan area include:
Allen-Bradley Company, Briggs-Stratton Company and Cooper Power Systems.
Fortune 1000 companies headquartered in metropolitan Milwaukee include:
Northwestern Mutual Life, Johnson Controls, Inc, Harnischfeger Industries,
Manpower, Kohl's Corporation, and Harley-Davidson, Inc. The property location for distribution is benefited by its close access to Interstate 94, approximately  1/2 mile from the property, which stretches north from Chicago,
Illinois through Milwaukee and west to Madison, the state capital of Wisconsin.
Interstate 43, which intersects with Interstate 94, is the primary north/south thoroughfare in Wisconsin.

PROPERTY MANAGEMENT. The property is managed by Roundy's.
-------------------------------------------------------------------------------

1   Certain information was obtained from the Roundy's Distribution Center appraisal dated July 1, 2005.

                                    56 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          ROUNDY'S DISTRIBUTION CENTER

[1 PHOTO OF ROUNDY'S DISTRIBUTION CENTER OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          ROUNDY'S DISTRIBUTION CENTER

[MAP INDICATING LOCATION OF ROUNDY'S DISTRIBUTION CENTER OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    59 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                HILTON GLENDALE

[3 PHOTOS OF HILTON GLENDALE OMITTED]

                                    60 of 78
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                HILTON GLENDALE



                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $53,100,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $53,100,000
 % OF POOL BY IPB:                 2.0%
 LOAN SELLER:                      KeyBank National Association
 BORROWER:                         EHP Glendale, LLC
 SPONSOR:                          Eagle Hospitality Properties Trust,
                                   Inc.
 ORIGINATION DATE:                 07/07/05
 INTEREST RATE:                    5.21000%
 INTEREST ONLY PERIOD:             84 months
 MATURITY DATE:                    08/01/12
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def(55),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Soft
 ADDITIONAL DEBT:                  Permitted up to $2,655,000
 ADDITIONAL DEBT TYPE:             Unsecured(1)
 LOAN PURPOSE:                     Acquisition




                    ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:       INITIAL    MONTHLY
                         -------    ----------

   TAXES:                     $0    Springing(2)
   INSURANCE:                 $0    Springing(3)
   FF & E                     $0    Springing(4)
   COMPLETION REPAIR:   $348,950    $0(5)
   MOLD REMEDIATION:      56,250    $0(6)




                 PROPERTY INFORMATION
------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Hotel -- Full Service
 ROOMS:                      351
 LOCATION:                   Glendale, CA
 YEAR BUILT/RENOVATED:       1992 / 1996
 OCCUPANCY:                  76.9%
 OCCUPANCY DATE:             05/01/05
 HISTORICAL NOI:
   2003:                     $4,380,635
   2004:                     $4,851,505
   TTM AS OF 6/30/05:        $5,255,606
 UW REVENUES:                $21,388,625
 UW EXPENSES:                $15,721,615
 UW NOI:                     $5,667,010
 UW NET CASH FLOW:           $4,811,465
 APPRAISED VALUE:            $76,500,000
 APPRAISAL DATE:             06/10/05




          FINANCIAL INFORMATION
------------------------------------------

 CUT-OFF DATE LOAN/UNIT:     $151,282
 CUT-OFF DATE LTV:              69.4%
 MATURITY LTV:                  69.4%
 UW DSCR:                       1.72x


1   Unsecured debt permitted in the form of membership loans not to exceed
    $2,655,000.

2   In the event of a failure to provide timely evidence of payment of taxes or a "Sweep Event", the borrower is required to make monthly payments into a tax reserve to accumulate funds necessary to pay all taxes prior to their respective due dates. A "Sweep Event" is defined as (i) an event of default under the loan documents or (ii) the debt service coverage ratio is less than 1.35x ("DSCR Failure"). A Sweep Event resulting from a DSCR Failure shall be terminated if, for two consecutive calendar quarters, the debt service coverage ratio equals or exceeds 1.35x.

3   The borrower is required to make monthly deposits of one-twelfth of the insurance premiums into the insurance reserve fund that the lender estimates will be payable during the next ensuing 12 months. However, the borrower will not be required to make any payments into the insurance reserve fund provided the borrower furnishes satisfactory evidence that the Hilton
    Glendale property is insured under a satisfactory blanket policy.

4   In the event of a "Sweep Event", the borrower is required to make monthly deposits of $70,833 into a repair and replacement reserve for furniture, fixtures and equipment until a balance of $2,550,000 is achieved.

5   The completion repair reserve was established at origination to fund immediate repairs.

6   The mold remediation reserve was established at origination to fund specified required mold remediation.



                             HOTEL OPERATING HISTORY
---------------------------------------------------------------------------------------------------------------------
                                                                                      T-12 AS OF
                                   2002              2003              2004             6/30/05         UNDERWRITTEN
                              ---------------   ---------------   ---------------   ---------------   ---------------

 OCCUPANCY                           77.23%            73.50%            78.00%            77.00%            77.30%
 AVERAGE DAILY RATE (ADR)          $127.88           $127.19           $127.73           $135.44           $136.00
 REVPAR                             $98.77            $93.49            $99.63           $104.29           $105.13
 REVENUE                       $19,770,569       $18,808,042       $20,623,849       $21,281,042       $21,388,625
 EXPENSES                      $14,558,712       $14,427,407       $15,772,344       $16,025,436       $15,721,615
 NOI                            $5,211,857        $4,380,635        $4,851,505        $5,255,606        $5,667,010
 FF&E                             $592,861          $564,241          $620,569          $569,436          $855,545
 CASH FLOW                      $4,618,996        $3,816,394        $4,230,936        $4,686,170        $4,811,465




                                   HISTORICAL PENETRATION RATES(1)
----------------------------------------------------------------------------------------------------
                                                                           YTD JULY       YTD JULY
 HILTON GLENDALE                     2003          2004         2005         2004           2005
-----------------------------   -----------   -----------   ---------   -------------   ------------

 OCCUPANCY                          106.7%        103.4%        98.6%       104.5%          96.3%
 AVERAGE DAILY RATE                 118.6%        111.3%       113.9%       109.4%         114.7%
 REVENUE PER AVAILABLE ROOM         126.7%        115.1%       112.3%       114.1%         110.5%


1   The 2003, 2004 and 2005 numbers represent trailing 12 months as of July 31.

                                    61 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                HILTON GLENDALE

THE LOAN. The loan is secured by a fee simple interest in a 351 room, full-service hotel located in downtown Glendale, California, a northern suburb of Los Angeles. Loan proceeds were used to acquire the property from Hilton
Glendale LP, a subsidiary of Hilton Hotels Corporation, for a purchase price of
$80,000,000.

THE BORROWER. The borrower is EHP Glendale, LLC, a special purpose entity. The indemnitor and general partner of the managing member is Eagle Hospitality
Properties Trust, Inc. ("Eagle"), a publicly traded self-advised REIT. Eagle reported a net worth as of June 2005 of approximately $202,952,000 and owns an interest in 12 hotels with approximately 3,200 suites/rooms in 7 states
(Kentucky, New York, Illinois, Ohio, Colorado, Arizona and Florida) and Puerto
Rico. Eagle targets full-service and all-suites hotels under brands in geographically diversified primary, secondary and resort markets in the United
States.

The borrower leases the property to Glendale Hotel TRS, Inc. ("Operating
Tenant"), a single purpose entity, pursuant to an operating lease. The lender obtained a security interest in the personal property of the Operating Tenant and the borrower. The operating lease is subordinate to the loan and such subordination includes the certain rights of the lender to terminate the operating lease following acceleration or loan maturity.

The borrower may obtain loans from its sole member provided the aggregate outstanding principal amount of such loans does not exceed $2,655,000, the loans are unsecured, the terms of loans are in accordance with borrower's operating agreement, and the loans are subordinate.

THE PROPERTY. The Hilton Glendale is a four diamond, full-service hotel located in downtown Glendale, California. The hotel contains 351 guest rooms (including
13 suites), two restaurants (Coffee Garden Restaurant and Porter's Steak
House), approximately 14,920 square feet of interior meeting space, a fitness facility, gift/sundry shop, outdoor pool and spa with sundeck, a business center, a rental car center and a 550-space underground parking garage.

All guestrooms are equipped with a two-line speaker telephone with voice mail and data port, digital clock radio, nightstands with lamps, armoire, refrigerated mini-bar, remote-controlled color television with in-room movies, upholstered chair and ottoman, work desk with lamp, coffee maker, and iron with ironing board. All rooms have individually controlled thermostats, ceiling-mounted sprinklers, and a single-station hardwired smoke detector.
Bathroom amenities include a tiled floor, tub with tiled surround, granite sink, chrome fixtures, framed mirror, and a wall-mounted hair dryer.

The demand generators for the Hilton Glendale consist of 42% business travelers, 20% corporate/association groups, 13% airline crew, 9%
leisure travelers, 8% third party booking channels, 5% SMERF group and 3%
government travelers.

The property was constructed in 1992 as a City of Glendale redevelopment project. In 2000, it was converted from a Red Lion Hotel to the Hilton flag.
The borrower purchased the property subject to the condition that the property must be used solely and perpetually for the purposes of operating a first class hotel. If the property fails to be used for such purposes, title will revert to the local redevelopment agency with no impairment of the lender's lien.

THE MARKET.(1)  The Hilton Glendale is located in northern Los Angeles County in the City of Glendale, 10 miles north of downtown Los Angeles. The hotel is adjacent to the Glendale central business district and within a block of the
Ventura Freeway, a major regional highway linking the Northern suburbs to the
Los Angeles central business district.

Glendale contains approximately 10.6 million square feet of commercial office space, has a civilian work force of approximately 90,000, and is estimated to be the third largest financial center in the state. Companies that are significant demand generators with large offices or headquarters in downtown
Glendale include Nestle USA, Baskin-Robbins USA, IHOP Corporation, Dream Works
Animation Studios, Walt Disney Imagineering, Cigna Healthcare of CA, The Disney
Store Inc., Glendale Federal Bank, and Public Storage Inc. Glendale is also in close proximity to Pasadena, Burbank and Universal City. Prominent leisure attractions within a ten mile radius of the property include the Los Angeles
Zoo, Rose Bowl, Universal Studios, Dodger Stadium and the Hollywood Bowl.

A significant retail demand generator is the Glendale Galleria, a 1.5 million square foot, multilevel enclosed super-regional mall and office tower complex, which is situated on 34.5 acres approximately one mile south of the subject.
The center is estimated to attract over 26 million visitors each year, ranking it in the top five percent of U.S. shopping centers. The center has over 250 retailers and is anchored by Nordstrom, Macy's, JCPenney, Mervyn's and
Robinson-May.

The Hilton Glendale's market consists of the cities of Glendale, Pasadena and
Burbank, commonly referred to as the "Tri-Cities." It is estimated that there are 60 hotels in this market with a total of approximately 5,680 rooms. Of the total rooms, 56% are represented by 10 hotels that range in size from 190 to
490 rooms. Glendale has a supply of 14 hotels with 975 total rooms. The Hilton
Glendale, with 351 rooms, is the largest and only full-service hotel in
Glendale. The competitive set includes 8 hotels totaling 2,716 rooms in the cities of Pasadena, Burbank, Universal City, and Van Nuys. The hotels are considered full-service hotels with national brand names. As of July 2005, this segment reported a twelve-month rolling average occupancy of 78.4%, ADR of
$119.42, and a RevPAR of $93.61.

According to Smith Travel Research ("STR"), the existing market penetration rates for the property are summarized below. The index is based upon a property's performance relative to its competitive set as determined by STR. An index above 100% indicates a property is performing above the average of its competitive set. Properties considered competitive to the Hilton Glendale include the Westin Pasadena, Sheraton Hotel Pasadena, Courtyard Los Angeles Old
Pasadena, Courtyard Los Angeles Burbank Airport, Sheraton Hotel Universal,
Airtel Plaza Hotel, and Holiday Inn Burbank Media Center.

PROPERTY MANAGEMENT. The property is managed by Hilton Hotels Corporation, which currently manages approximately 206 hotels, representing approximately
51,380 rooms, which are wholly owned by others. Hilton Hotels Corporation has retained a long-term franchise agreement on the property and will continue to manage it through the transition period of new ownership. The borrower anticipates replacing Hilton with Commonwealth Hotels, Inc, an approved Hilton franchise operator. Commonwealth, headquartered in Covington (Cincinnati MSA),
Kentucky, is a full service hotel management company founded in 1986.
Commonwealth currently manages nine hotels owned by the sponsor, Eagle
Hospitality Properties Trust, Inc.
-------------------------------------------------------------------------------

1   Certain information was obtained from the Hilton Glendale appraisal dated
    June 10, 2005.

                                    62 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                                HILTON GLENDALE

[MAP INDICATING LOCATION OF HILTON GLENDALE OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             WATERWAY PLAZA I & II

[3 PHOTOS OF WATERWAY PLAZA I & II OMITTED]

                                    64 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             WATERWAY PLAZA I & II



                      MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $52,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $52,500,000
 % OF POOL BY IPB:                 1.9%
 LOAN SELLER:                      PNC Bank, National Association
 BORROWER:                         NNN Waterway Plaza
 SPONSOR:                          Triple Net Properties, LLC,
                                   Anthony W. Thompson
 ORIGINATION DATE:                 06/17/05
 INTEREST RATE:                    5.22000%
 INTEREST ONLY PERIOD:             60 Months
 MATURITY DATE:                    07/01/15
 AMORTIZATION TYPE:                IO Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(34), Def(80), O(4)
 CROSS-COLLATERALIZATION:          N/A
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition




                         ESCROWS
-------------------------------------------------------
 ESCROWS/RESERVES:              INITIAL      MONTHLY
                                -------      ----------

 TAXES:                               $0     $113,954
 REQUIRED REPAIRS:                    $0       $6,101
 INSURANCE:                           $0       $5,655
 TI/LC RESERVE:                       $0      $25,000
 PANTELLOS LETTER OF CREDIT   $1,185,000




              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- Suburban
 SQUARE FOOTAGE:           366,043
 LOCATION:                 Woodlands, Texas
 YEAR BUILT/RENOVATED:     2001
 OCCUPANCY:                96.0%
 OCCUPANCY DATE:           04/30/05
 NUMBER OF TENANTS:        24
 UW REVENUES:              $8,534,439
 UW EXPENSES:              $3,354,086
 UW NOI:                   $5,180,353
 UW NET CASH FLOW:         $4,701,158
 APPRAISED VALUE:          $69,000,000
 APPRAISAL DATE:           05/26/05




   FINANCIAL INFORMATION
--------------------------------

 CUT-OFF DATE LOAN/SF:     $143
 CUT-OFF DATE LTV:         76.1%
 MATURITY DATE LTV:        70.5%
 UW DSCR:                  1.36x




                               SIGNIFICANT TENANTS
                                                                                                              LEASE
                                                                         SQUARE       % OF     BASE RENT   EXPIRATION
 TENANT NAME                      PARENT COMPANY      MOODY'S/FITCH(1)    FEET         GLA        PSF         YEAR
-------------------------- ------------------------- ----------------- ---------   ----------- ---------   ----------

 HUNTSMAN LLC              Huntsman Corporation            B1/NR         134,129      36.64%     $20.55       2019
 PANTELLOS CORPORATION     Pantellos Corporation           NR/NR          70,637      19.30%     $24.93       2006
 JONES, WALKER, WAECHTER   Jones, Walker, Waechter         NR/NR          15,396       4.21%     $26.60       2009
 BBVA BANCOMER FINANCIAL   Bbva Bancomer Financial         NR/NR          15,065       4.12%     $25.85       2010
 UBS PAINEWEBBER, INC.     UBS, AG                         Aa2/NR         14,321       3.91%     $26.13       2011


1   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             WATERWAY PLAZA I & II

THE LOAN. The loan is secured by a first mortgage on two suburban office buildings containing a total of 366,043 square feet.

The borrowers are multiple single-member Delaware limited liability companies under a syndicated tenant in common structure. Each borrower owns a percentage interest in the property. The sponsors are Triple Net Properties, LLC ("Triple
Net") and Anthony W. Thompson. An affiliate of Triple Net, GREIT, Inc., is currently the subject of an SEC investigation and has reported that numerical and other information in its disclosure documents were incorrect as further described under "Risk Factors-Litigation or Other Legal Proceedings Could
Adversely Affect the Mortgage Loans" in the Prospectus Supplement.

THE PROPERTY. The property is known as the Waterway Plaza I & II, two Class "A"
office buildings with structured parking located at 10001 and 10003 Woodloch
Forest Drive, The Woodlands, Texas. Plaza I is a 9-story, approximately 223,483 square foot building completed in 2000 and Plaza II is a 6-story, approximately
142,560 square foot building completed in 2001. The structured parking has 7 stories with 1,314 parking spaces.

THE MARKET. The property is located in Montgomery County, Texas which is one of the ten counties that make up the Houston/Baytown/ Sugar Land, Texas metropolitan area, the 6th largest metro area in the country. The property is part of The Woodlands, an approximately 27,000 acre master planned community.
According to CoStar, The Woodlands submarket contains 6.125 million square feet of office space with an overall occupancy rate of 88.7% as of first quarter
2005. Class A space in the market is 2.36 million square feet and has a 96.2%
occupancy rate as of first quarter 2005. The average quoted rate for class A space in The Woodlands is $24.33 per square foot.

PROPERTY MANAGEMENT. The subject is managed by NNN Waterway Plaza Manager LLC, an affiliate of the sponsor, Triple Net. Triple Net manages nearly 125 commercial properties totaling more than 23 million square feet. Triple Net employs 287 people, directly or through affiliated partners and is headquartered in Santa Ana, California with regional management offices in
Dallas and San Antonio, Texas. Triple Net is an Accredited Management
Organization by the Institute of Real Estate Management.
-------------------------------------------------------------------------------



                                                    LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE     CUMULATIVE                 CUMULATIVE
                  OF       SQUARE       % OF                  % OF BASE       SQUARE         % OF       CUMULATIVE      % OF
                LEASES      FEET        GLA      BASE RENT      RENT          FEET           GLA        BASE RENT     BASE RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------- ---------- ----------  ---------- ------------ ------------ ------------- ------------- ------------- ------------

 VACANT            4       14,629        3.5%         N/A         N/A           N/A          N/A             N/A         N/A
 2005 & MTM        3       12,524        3.4     $ 26,474         4.2%       27,153          7.4%       $ 26,474         4.2%
 2006             10      115,207       31.4      181,017        28.9       142,360         38.9%       $207,491        33.1%
 2007              3       11,936        3.3       26,425         4.2       154,296         42.2%       $233,916        37.3%
 2008              2       18,040        4.9       40,382         6.4       172,336         47.1%       $274,298        43.7%
 2009              2       11,131        3.0       24,235         3.9       183,467         50.1%       $298,533        47.6%
 2010              1       15,065        4.1       32,453         5.2       195,532         53.4%       $330,986        52.8%
 2011              1       14,321        3.9       31,182         5.0       212,853         58.1%       $362,168        57.8%
 2012              1       18,108        5.0       37,317         6.0       230,961         63.1%       $399,485        63.7%
 2013              1       10,050        2.7       21,358         3.4       241,011         65.8%       $420,843        67.1%
 2014              1       10,449        2.8       21,769         3.5       251,460         68.7%       $442,612        70.6%
 2015              0            0        0.0            0         0.0       251,460         68.7%       $442,612        70.6%
 AFTER             5      134,129       36.6      184,429        29.3       435,889        100.0%       $627,041       100.0%
 -----            --      -------      -----     --------       -----       -------        -----        --------       -----
                  34      366,043      100.0%    $627,041       100.0%


                                    66 of 78
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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                             WATERWAY PLAZA I & II

[MAP INDICATING LOCATION OF WATERWAY PLAZA I & II OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                           HIGHLAND LANDMARK BUILDING

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[2 PHOTOS OF HIGHLAND LANDMARK BUILDING OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                           HIGHLAND LANDMARK BUILDING



                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $50,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $50,000,000
 % OF POOL BY IPB:                   1.8%
 LOAN SELLER:                        JPMorgan Chase Bank, N.A.
 BORROWER:                           Highland Owner LLC
 SPONSOR:                            Falcon Real Estate Investment
                                     Company, Ltd.
 ORIGINATION DATE:                   07/25/05
 INTEREST RATE:                      5.32000%
 INTEREST ONLY PERIOD:               120 months
 MATURITY DATE:                      08/01/15
 AMORTIZATION TYPE:                  Interest-Only
 ORIGINAL AMORTIZATION:              N/A
 REMAINING AMORTIZATION:             N/A
 CALL PROTECTION:                    L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           CMA
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               N/A
 LOAN PURPOSE:                       Acquisition




                   ESCROWS
--------------------------------------------
 ESCROWS/RESERVES:     INITIAL      MONTHLY
                       -------      --------

 TAXES:                  $63,140    $63,140
 INSURANCE:              $91,370    $ 9,137
 CAPEX:                  $50,000         $0
 TILC:                $4,044,878(1)      $0
 OTHER:               $1,679,464(2)      $0




               PROPERTY INFORMATION
---------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- Suburban
 SQUARE FOOTAGE:             276,461
 LOCATION:                   Downers Grove, IL
 YEAR BUILT/RENOVATED:       1997
 OCCUPANCY:                  99.9%
 OCCUPANCY DATE:             06/30/05
 NUMBER OF TENANTS:          7
 HISTORICAL NOI:
   2002:                     $4,167,845
   2003:                     $3,929,799
   2004:                     $3,706,084
 UW REVENUES:                $6,583,879
 UW EXPENSES:                $2,461,421
 UW NOI:                     $4,122,458
 UW NET CASH FLOW:           $3,795,747
 APPRAISED VALUE:            $63,000,000
 APPRAISAL DATE:             06/02/05




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $181
 CUT-OFF DATE LTV:          79.4%
 MATURITY DATE LTV:         79.4%
 UW DSCR:                   1.41x




                                                                                                                           LEASE
                                                                                   SQUARE                                EXPIRATION
 TENANT NAME                             PARENT COMPANY        MOODY'S/ FITCH(3)    FEET     % OF GLA    BASE RENT PSF      YEAR
------------------------------ ------------------------------ ------------------  --------  ---------- ----------------  ----------

 RR DONNELLEY                  RR Donnelley and Sons Co.            Baa2/NR        122,690      44.4%       $16.02          2012
 HAVI GROUP                    Havi Group LP                         NR/NR          66,400      24.0%       $15.94          2013
 DEUTSCHE FINANCIAL SERVICES   Deutsche Bank Financial Inc.         Aa3/AA-         50,000      18.1%       $19.37          2008


1   $3,044,877.50 escrowed for tenant improvement allowance reserve owed to tenants by the borrower and $1,000,000 escrowed for rollover reserve deposit owed to tenants by the borrower.

2   $1,679,464 escrowed for rent abatement owed to tenants by the borrower.

3   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    69 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          901 W. LANDSTREET PORTFOLIO

[MAP INDICATING LOCATIONS OF 901 W. LANDSTREET PORTFOLIO OMITTED]

[2 PHOTOS OF 901 W. LANDSTREET PORTFOLIO OMITTED]

                                    70 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                          901 W. LANDSTREET PORTFOLIO



                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $50,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $49,952,442
 % OF POOL BY IPB:                 1.8%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Hurricane Associates, L.L.C.
 SPONSOR:                          Sidney R. Brown, Irwin J. Brown,
                                   Jeffrey S. Brown
 ORIGINATION DATE:                 07/20/05
 INTEREST RATE:                    5.46000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           359 months
 CALL PROTECTION:                  L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance




                     ESCROWS
--------------------------------------------------
 ESCROWS/RESERVES:     INITIAL           MONTHLY
                       -------           ---------

 TAXES:                    $272,542       $70,861
 INSURANCE:                 $66,115        $8,264
 CAPEX:                          $0       $11,613
 ENVIRONMENTAL:            $227,375            $0
 TILC:                           $0       $20,000
 USPS HOLDBACK:          $1,000,000(1)
 OTHER:                    $225,000(2)         $0




                PROPERTY INFORMATION
-----------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Portfolio
 TITLE:                      Fee
 PROPERTY TYPE:              Industrial/warehouse
 SQUARE FOOTAGE:             995,770
 LOCATION:                   Various
 YEAR BUILT/RENOVATED:       Various
 OCCUPANCY:                  99.9%
 OCCUPANCY DATE:             07/15/05
 NUMBER OF TENANTS:          4
 HISTORICAL NOI:
   2002:                     $3,248,410
   2003:                     $3,866,459
   2004:                     $4,106,502
   TTM AS OF 03/31/05:       $4,326,249
 UW REVENUES:                $6,219,898
 UW EXPENSES:                $1,575,742
 UW NOI:                     $4,644,156
 UW NET CASH FLOW:           $4,276,014
 APPRAISED VALUE:            $62,500,000
 APPRAISAL DATE:             Various




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $50
 CUT-OFF DATE LTV:          79.9%
 MATURITY DATE LTV:         66.7%
 UW DSCR:                   1.26x




                                                                                                             LEASE
                                                       MOODY'S/      SQUARE                   BASE RENT    EXPIRATION
 TENANT NAME                        PARENT COMPANY     FITCH(3)       FEET      % OF GLA         PSF          YEAR
-------------------------------   -----------------  -----------   ---------  -----------    -----------   ----------

 UNITED STATES POSTAL SERVICE     US Government       Aaa/AAA       400,206       40.2%         $6.95         2008
 RHODES INC.                      Rooms To Go         NR/NR         222,964       22.4%         $3.55         2011
 WHIRLPOOL CORPORATION            Whirlpool           Baa/BBB+      180,000       18.1%         $3.75         2006
 CONSTAR, INC.                    Constar, Inc.       NR/NR         180,000       18.1%         $3.05         2006


1   Borrower has deposited with lender the cash sum of $1,000,000 referred to as the holdback funds to be released to borrower for premises which have been leased to new tenants or to United States Post Office if it leases a portion of the space.

2   Borrower has deposited with lender the cash sum of $225,000.00 to secure payment of the monthly rent payable by Whirlpool until such time as ConStar,
    Inc. expands into the space vacated by Whirlpool.

3   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    71 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                            METROPOLITAN BANK TOWER

[1 PHOTO OF METROPOLITAN BANK TOWER OMITTED]

[MAP INDICATING LOCATION OF METROPOLITAN BANK TOWER OMITTED]

                                    72 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                            METROPOLITAN BANK TOWER



                         MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $50,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $49,950,542
 % OF POOL BY IPB:                 1.8%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         CADC-1, LLC
 SPONSOR:                          John J. Flake, Henry C. Kelley, Jr.,
                                   Doyle W. Rogers
 ORIGINATION DATE:                 07/29/05
 INTEREST RATE:                    5.30000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           359 months
 CALL PROTECTION:                  L(24),Def(93),O(2)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  Yes
 ADDITIONAL DEBT TYPE:             Mezzanine Debt(1)
 LOAN PURPOSE:                     Refinance




                      ESCROWS
 ESCROWS/RESERVES:    INITIAL           MONTHLY
                      -------         -----------

 TAXES:              $590,422           $56,025
 INSURANCE:          $108,521           $10,852
 CAPEX:                    $0            $8,198(2)
 TILC:                     $0         Springing(3)




             PROPERTY INFORMATION
----------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- CBD
 SQUARE FOOTAGE:           624,527
 LOCATION:                 Little Rock, AR
 YEAR BUILT/RENOVATED:     1986
 OCCUPANCY:                90.0%
 OCCUPANCY DATE:           06/01/05
 NUMBER OF TENANTS:        44
 HISTORICAL NOI:
   2002:                   $5,936,158
   2003:                   $6,275,917
   2004:                   $4,348,988
   TTM AS OF 03/31/05:     $4,401,886
 UW REVENUES:              $8,926,733
 UW EXPENSES:              $3,762,035
 UW NOI:                   $5,164,698
 UW NET CASH FLOW:         $4,467,912
 APPRAISED VALUE:          $62,500,000
 APPRAISAL DATE:           05/25/05




       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $88
 CUT-OFF DATE LTV:        79.9%
 MATURITY DATE LTV:       66.4%
 UW DSCR:                 1.34x




                               SIGNIFICANT TENANTS

                                                                                                                        LEASE
                                                                        MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                        PARENT COMPANY                      FITCH(4)     FEET        GLA        PSF         YEAR
---------------------------------  ---------------------------------- ----------- ---------   --------- -----------  ----------

 ENTERGY SERVICES                  Entergy Corporation                  Baa3/NR    168,995      27.1%      $13.56       2013
 METROPOLITAN NATIONAL BANK        Rogers Bancshares, Inc.               NR/NR      66,081      10.6%      $12.50       2014
 MITCHELL, WILLIAMS, SELIG, GATES
  AND WOODYARD, LLC                Mitchell, Williams, Selig, Gates
                                     and Woodyard, LLC                   NR/NR      49,940       8.0%      $10.76       2010
 MOORE STEPHENS FROST PA           Moore Stephens Frost PA               NR/NR      34,737       5.6%      $13.30       2013
 HEIFER PROJECT INTERNATIONAL      Heifer Project International          NR/NR      29,077       4.7%      $16.51       2006


1   Membership interests in the borrower were pledged to secure the payment of a note in the amount of $22,645,203.00 of which $2,128,957.87 remains to be funded. The mezzanine loan is held by Rogers-Flake Investment, LLC, an affiliate of the borrower.

2   The borrower is required to make monthly payments until such time as the balance equals $300,000. Thereafter, if there is a draw causing the reserve to go below such balance, borrower shall commence making payments until the
    $300,000 minimum balance is maintained.

3   Commencing on October 1, 2009, the borrower is required to make monthly payments of $31,423, until such time as the balance equals $1,508,312.52.

4   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    73 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CHURCH STREET PLAZA

[2 PHOTOS OF CHURCH STREET PLAZA OMITTED]

[MAP INDICATING LOCATION OF CHURCH STREET PLAZA OMITTED]

                                    74 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                              CHURCH STREET PLAZA



                   MORTGAGE LOAN INFORMATION
----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $39,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $39,000,000
 % OF POOL BY IPB:                 1.4%
 LOAN SELLER:                      LaSalle Bank National
                                   Association
 BORROWER:                         Church Street Plaza, LLC
 SPONSOR:                          Arthur Hill & Co., L.L.C.
 ORIGINATION DATE:                 07/21/05
 INTEREST RATE:                    5.23000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    08/01/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def(30),O(5)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance




                    ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:      INITIAL       MONTHLY
                       --------      ---------

 TAXES:                $537,268      $107,454
 INSURANCE:             $34,890        $3,489
 CAPEX:                   $0           $2,203(1)
 TILC:                    $0          $11,015(2)




              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           176,243
 LOCATION:                 Evanston, IL
 YEAR BUILT/RENOVATED:     2003
 OCCUPANCY:                100.0
 OCCUPANCY DATE:           07/20/05
 NUMBER OF TENANTS:        17
 HISTORICAL NOI:
   2003:                   $3,235,266
   2004:                   $3,706,637
   TTM AS OF 05/31/05:     $3,835,226
 UW REVENUES:              $5,560,079
 UW EXPENSES:              $2,124,649
 UW NOI:                   $3,435,430
 UW NET CASH FLOW:         $3,253,218
 APPRAISED VALUE:          $52,100,000
 APPRAISAL DATE:           07/01/05




       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $221
 CUT-OFF DATE LTV:        74.9%
 MATURITY DATE LTV:       74.9%
 UW DSCR:                 1.57x




                               SIGNIFICANT TENANTS

                                                                                                      LEASE
                                                     MOODY'S/    SQUARE      % OF     BASE RENT    EXPIRATION   SALES PSF
 TENANT NAME               PARENT COMPANY            FITCH(3)     FEET       GLA         PSF          YEAR      AS OF 2004
------------------------- ------------------------ ----------- ---------  ---------- ------------ ------------ -----------

 CENTURY THEATRES         Century Theatres, Inc.      NR/NR      69,000      39.2%      $23.19        2020       $601,334(4)
 BORDERS                  Borders Group Inc.          NR/NR      21,979      12.5%      $30.29        2023          N/A
 COST PLUS WORLD MARKET   Cost Plus, Inc.             NR/NR      18,160      10.3%      $22.00        2011       $    178
 URBAN OUTFITTERS         Urban Outfitters, Inc.      NR/NR      14,100       8.0%      $20.85        2010          N/A
 THE ART STORE, INC.      The Art Store, Inc.         NR/NR       9,615       5.5%      $23.50        2010          N/A


1   The borrower is required to make monthly payments until such time as the balance equals $79,310. Thereafter, if there is a draw causing the reserve to go below such balance, borrower shall commerce making payments until the
    $79,310 minimum balance is maintained.

2   The borrower is required to make monthly payments until such time as the balance equals $400,000. Thereafter, if there is a draw causing the reserve to go below such balance, borrower shall commerce making payments until the
    $400,000 minimum balance is maintained.

3   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

4   Sales are represented on a per screen basis.

                                    75 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                        STERLING POINTE SHOPPING CENTER

[MAP INDICATING LOCATION OF STERLING POINTE SHOPPING CENTER OMITTED]

[2 PHOTOS OF STERLING POINTE SHOPPING CENTER OMITTED]

                                    76 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                        STERLING POINTE SHOPPING CENTER



                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $38,775,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $38,775,000
 % OF POOL BY IPB:                 1.4%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         MAH--Sterling Pointe, LLC
 SPONSOR:                          G. Drew Gibson, David P.
                                   Middlemas
 ORIGINATION DATE:                 07/22/05
 INTEREST RATE:                    5.30000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    08/01/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition




                   ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:     INITIAL        MONTHLY
                       -------        --------

 OTHER:                $225,000(1)         $0


1   This holdback will be disbursed once the borrower provides proof that certain identified tenants have commenced paying full rent, have taken possession and are open for business. The borrower must also have a final certificate of occupancy ("C of O") for the building located on Parcel 9 before it can get a release of the holdback. If it does not obtain the final
    C of O within 90 days following the closing date, the lender is permitted to use up to $116,460 of the holdback to obtain the final C of O.



              PROPERTY INFORMATION
------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Anchored Retail
 SQUARE FOOTAGE:             129,020
 LOCATION:                   Lincoln, CA
 YEAR BUILT/RENOVATED:       2005
 OCCUPANCY:                  96.5%
 OCCUPANCY DATE:             09/01/05
 NUMBER OF TENANTS:          29
 UW REVENUES:                $4,120,521
 UW EXPENSES:                $986,059
 UW NOI:                     $3,134,462
 UW NET CASH FLOW:           $3,078,007
 APPRAISED VALUE:            $48,600,000
 APPRAISAL DATE:             05/24/05




        FINANCIAL INFORMATION
-------------------------------------

 CUT-OFF DATE LOAN/SF:      $301
 CUT-OFF DATE LTV:          79.8%
 MATURITY DATE LTV:         73.9%
 UW DSCR:                   1.19x




                               SIGNIFICANT TENANTS

                                                                                                          LEASE
                                                      MOODY'S/                     % OF     BASE RENT   EXPIRATION    SALES PSF
 TENANT NAME            PARENT COMPANY                FITCH(2)    SQUARE FEET      GLA         PSF         YEAR       AS OF 2004
---------------------- --------------------------   -----------  -------------    ------   ----------- ------------   ----------

 RALEY'S SUPERMARKET   RALEY'S                         NA/NA        65,283        50.6%       $17.95       2025           NA
 HOLLYWOOD VIDEO       Hollywood Entertainment
                       Corporation                     B2/NA         5,500         4.3%       $24.00       2015           NA
 BANK OF AMERICA       Bank of America, N.A.          Aa2/AA--       5,060         3.2%       $36.00       2025           NA
 WELLS FARGO BANK      Wells Fargo Bank, N.A.          Aa1/AA        4,300         3.3%       $34.00       2015           NA
 WENDY'S               Wendy's International Inc.     Baa2/NA        3,263         2.5%       $22.07       2015           NA


2   Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    77 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP4

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    78 of 78
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.